UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-23262

Nuveen Emerging Markets Debt 2022 Target Term Fund

(Exact name of registrant as specified in charter)

Nuveen Investments

333 West Wacker Drive

Chicago, IL 60606

(Address of principal executive offices) (Zip code)

Gifford R. Zimmerman

Nuveen Investments

333 West Wacker Drive

Chicago, IL 60606

(Name and address of agent for service)

Registrant’s telephone number, including area code:    (312) 917-7700

Date of fiscal year end:    December 31

Date of reporting period:    December 31, 2017

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss. 3507.

ITEM 1. REPORTS TO STOCKHOLDERS.

Closed-End Funds

Nuveen
Closed-End Funds

Annual Report December 31, 2017

JEMD
Nuveen Emerging Markets Debt 2022 Target Term Fund

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Table

of Contents

NUVEEN	3

Chairman’s Letter

to Shareholders

Dear Shareholders,

Financial markets ended 2017 on a high note. Concurrent growth across the world’s major economies, strong corporate profits, low inflation and accommodative central banks provided an optimal environment for rising asset prices with remarkably low volatility. Political risks, which were expected to be a wildcard in 2017, did not materialize. The Trump administration achieved one of its major policy goals with the passage of the Tax cuts and Jobs Act, the European Union (EU) member governments elected EU-friendly leadership, Brexit negotiations moved forward and China’s 19th Party Congress concluded with no major surprises in its economic policy objectives.

Conditions have turned more volatile in 2018, but the positive fundamentals underpinning the markets’ rise over the past year remain intact. In early February, fears of rising inflation, which could prompt more aggressive action by the Federal Reserve, triggered a widespread sell-off across U.S. and global equity markets. Yet, global economies are still expanding and corporate earnings look healthy.

We do believe volatility will feature more prominently in 2018. Interest rates continue to rise and inflation pressures are mounting and investors are uncertain about how markets will react amid tighter financial conditions. After the relative calm of the past few years, it’s anticipated that price fluctuations will begin trending toward a more historically normal range. But we also note that signs foreshadowing recession are lacking at this point.

Maintaining perspective can be difficult with daily headlines focused predominantly on short-term news. Nuveen believes this can be an opportune time to check in with your financial advisor. Strong market appreciation such as that in 2017 may create an imbalance in a diversified portfolio. Your advisor can help you reexamine your investment goals and risk tolerance, and realign your portfolio’s investment mix appropriately. On behalf of the other members of the Nuveen Fund Board, we look forward to continuing to earn your trust in the months and years ahead.

Sincerely,

William J. Schneider

Chairman of the Board

February 23, 2018

4	NUVEEN

Portfolio Managers’

Comments

Nuveen Emerging Markets Debt 2022 Target Term Fund (JEMD)

The Fund features portfolio management by Teachers Advisors, LLC, an affiliate of Nuveen Fund Advisors, LLC. Portfolio managers Anupam Damani, CFA, and Katherine Renfrew discuss U.S. economic and market conditions, key investment strategies and the performance of JEMD during the abbreviated reporting period from the Fund’s commencement of operations on September 26, 2017 through December 31, 2017. Anupam and Katherine have managed the Fund since its inception.

What factors affected the U.S. economy and global markets during the abbreviated annual reporting period ended December 31, 2017?

The U.S. economy began the year at a sluggish pace but gained momentum mid-year, growing at an annualized rate above 3% in the second and third quarters of 2017. In the final three months of 2017, the economy slowed slightly to 2.6%, as reported by the Bureau of Economic Analysis “advance” estimate of fourth-quarter gross domestic product (GDP). GDP is the value of goods and services produced by the nation’s economy less the value of the goods and services used up in production, adjusted for price changes.

Although the hurricanes temporarily weakened shopping and dining out activity, consumer spending remained the main driver of demand in the economy, as consumers benefited from employment and wage gains. Business investment, which had been lackluster in the recovery so far, accelerated in 2017, and hiring continued to boost employment. As reported by the Bureau of Labor Statistics, the unemployment rate fell to 4.1% in December 2017 from 4.7% in December 2016 and job gains averaged around 171,000 per month for the past twelve months. Higher energy prices, especially gasoline, helped drive a steady increase in inflation over this reporting period. The Consumer Price Index (CPI) increased 2.1% over the twelve-month reporting period ended December 31, 2017 on a seasonally adjusted basis, as reported by the Bureau of Labor Statistics. The core CPI (which excludes food and energy) increased 1.8% during the same period, slightly below the Federal Reserve’s (Fed) unofficial longer term inflation objective of 2.0%.

The housing market also continued to improve, with historically low mortgage rates and low inventory driving home prices higher. The S&P CoreLogic Case-Shiller U.S. National Home Price Index, which covers all nine U.S. census divisions, recorded a 6.2% annual gain in November 2017 (most recent data available at the time this report was prepared). The 10-City and 20-City Composites reported year-over-year increases of 6.1% and 6.4%, respectively.

With the U.S. economy delivering a sustainable growth rate and employment strengthening, the Fed’s policy making committee raised its main benchmark interest rate in December 2016, March 2017, June 2017 and December 2017.

This material is not intended to be a recommendation or investment advice, does not constitute a solicitation to buy or sell securities, and is not provided in a fiduciary capacity. The information provided does not take into account the specific objectives or circumstances of any particular investor, or suggest any specific course of action. Investment decisions should be made based on an investor’s objectives and circumstances and in consultation with his or her advisors.

Certain statements in this report are forward-looking statements. Discussions of specific investments are for illustration only and are not intended as recommendations of individual investments. The forward-looking statements and other views expressed herein are those of the portfolio managers as of the date of this report. Actual future results or occurrences may differ significantly from those anticipated in any forward-looking statements and the views expressed herein are subject to change at any time, due to numerous market and other factors. The Fund disclaims any obligation to update publicly or revise any forward-looking statements or views expressed herein.

For financial reporting purposes, the ratings disclosed are the highest rating given by one of the following national rating agencies: Standard & Poor’s (S&P), Moody’s Investors Service, Inc. (Moody’s) or Fitch, Inc. (Fitch). This treatment of split-rated securities may differ from that used for other purposes, such as for Fund investment policies. Credit ratings are subject to change. AAA, AA, A and BBB are investment grade ratings; BB, B, CCC, CC, C and D are below investment grade ratings. Holdings designated N/R are not rated by these national rating agencies.

Refer to the Glossary of Terms Used in this Report for further definition of the terms used within this section.

NUVEEN	5

Portfolio Managers’ Comments (continued)

These moves were widely expected by the markets, as were the Fed’s decisions to leave rates unchanged at the July, September and October/November 2017 meetings. (There was no August meeting.) The Fed also announced it would begin reducing its balance sheet in October 2017 by allowing a small amount of maturing Treasury and mortgage securities to roll off without reinvestment. The market expects the pace to remain moderate and predictable, with minimal market disruption.

While the markets remained comfortable with the course of monetary policy during this reporting period, the political environment was frequently a source of uncertainty. Markets were initially highly optimistic about pricing in the new administration’s “pro-growth” fiscal agenda after Donald Trump won the election. After stumbling with health care reform earlier in 2017, legislators passed a major tax overhaul at the end of December, which lowered individual and corporate tax rates. While the new tax law changes are expected to be stimulative to the economy, there are some concerns that it could pose challenges to the Fed’s ability to manage interest rates in the future. Although incoming Fed Chairman Jerome Powell is expected to maintain the course established by outgoing Chair Janet Yellen, after her term expired in February 2018, markets may deem this as another source of uncertainty.

Geopolitical risks were prominent, but some concerns eased by the end of the period. Rhetoric surrounding U.S. trade with China and the renegotiation of the North American Free Trade Agreement (NAFTA) and was toned down. After an uncertain start, the “Brexit” talks between the U.K. and European Union progressed to the next phase. Closely watched elections in the Netherlands, France and Germany yielded market friendly results. Tensions between the U.S. and North Korea intensified but did not have a lasting impact on the markets.

During the abbreviated reporting period, global macroeconomic conditions provided a benign backdrop for asset performance. The world’s major economies were growing in sync, while central banks maintained easy financial conditions to help sustain that growth. Despite three interest rate increases by the Fed in 2017 and the more hawkish tone sounded by the European Central Bank, persistently weak global inflation expectations have kept interest rates in developed markets “lower for longer.” Investor demand for yield continued to be robust, benefiting emerging markets debt and other spread sectors of the fixed income markets. Stabilization in Brazil’s economy, waning fears of China slowdown and a recovery in energy and metals commodity prices helped bolster sentiment for emerging markets assets during 2017 as a whole, as did a string of market-friendly political developments across a number of emerging market countries, especially in the fourth quarter of 2017.

What strategies were used to manage the Fund during the abbreviated annual reporting period since the Fund’s inception September 26, 2017 through December 31, 2017?

The Fund seeks to provide a high level of current income and return the original $9.85 net asset value (NAV) per common share on or about December 1, 2022.

JEMD seeks to provide high current income from a portfolio of shorter maturity, emerging market sovereign, quasi-sovereign and corporate debt securities, including high yield securities. The Fund invests at least 80% of its managed assets in emerging market debt securities and may invest without limit in investment grade securities and securities rated below investment grade (BB+/Ba1 or lower). However, the Fund invests no more than 10% of its managed assets in securities rated below B-/B3 or that are unrated but judged by the managers to be of comparable quality. The Fund invests 100% of its managed assets in U.S. dollar denominated securities. No more than 25% is invested in securities of issuers located in a single country.

In seeking to return the original NAV on or about December 1, 2022, the Fund intends to utilize various portfolio and cash flow management techniques, including setting aside a portion of its net investment income, possibly retaining gains and limiting the longest effective maturity on any holding to no later than June 1, 2023. This Fund uses leverage. Leverage is discussed in more detail later in the Fund Leverage Section of this report.

6	NUVEEN

How did the Fund perform during the abbreviated annual reporting period ended December 31, 2017?

The table in the Performance Overview and Holding Summaries section of this report provides total return performance for the Fund for the abbreviated reporting period from the Fund’s inception on September 26, 2017 through December 31, 2017. The Fund’s total returns at net asset value (NAV) are compared with the performance of a corresponding market index. For the abbreviated reporting period ended December 31, 2017, the Fund underperformed the JP Morgan EMBI Global Diversified Index.

The Fund’s relative underperformance was partially attributable to short-term performance impacts related to the Fund’s invest-up period. The Fund began operations during a rising market, and we were fully invested by early November 2017. Additionally, given the wider bid-ask spreads in less liquid, high yield markets such as emerging market debt, the Fund incurs higher costs investing the portfolio. We would also note the Fund’s focus on high yield bonds and its shorter duration profile compared to the benchmark moderately detracted.

In terms of the portfolio’s positioning, the Fund’s holdings in Barbados and Lebanon underperformed. Barbados underperformed due to negative technicals related to selling pressure as it tends to be more illiquid and Lebanon faced an emerging political crisis. A larger weight than the benchmark in Turkish quasi-sovereign and corporate bonds, especially banks, was unfavorable as well. Turkish banks lagged due to fears of U.S.-imposed sanctions, although sanctions did not materialize. Israel-based drug company Teva Pharmaceutical was another main detractor. The company’s credit rating was downgraded to below investment grade during the abbreviated reporting period due to concerns about leverage and competitive pressures after the company lost a key patent.

However, other positions contributed positively to the Fund’s performance. The Fund’s allocation to frontier markets, notably Ecuador, Zambia, Nigeria, Ghana, Egypt and Iraq, performed strongly. We also note that Argentina’s credit rating was upgraded during the abbreviated reporting period, which was consistent with our view that the ratings were close to troughing and expected to upgrade over time.

NUVEEN	7

Fund

Leverage

IMPACT OF THE FUND’S LEVERAGE STRATEGY ON PERFORMANCE

One important factor impacting the return of the Fund relative to its benchmark was the Fund’s use of leverage through the use of reverse repurchase agreements. The Fund uses leverage because our research has shown that, over time, leveraging provides opportunities for additional income and total return for shareholders. However, the use of leverage also can expose shareholders to additional volatility. For example, as the prices of securities held by the Fund decline, the negative impact of these valuation changes on NAV and shareholder total return is magnified by the use of leverage. Conversely, leverage may enhance returns during periods when the prices of securities held by the Fund generally are rising. The Fund’s use of leverage had a positive impact on the performance of the Fund over the reporting period.

As of December 31, 2017, the Fund’s percentages of leverage are as shown in the accompanying table.

JEMD
Effective Leverage*	25.12%
Regulatory Leverage*	0.00%
*	Effective leverage is the Fund’s effective economic leverage, and includes both regulatory leverage and the leverage effects of certain derivative and other investments in the Fund’s portfolio that increase the Fund’s investment exposure. Regulatory leverage consists of borrowings of the Fund, which is part of the Fund’s capital structure. The Fund, however, may from time to time borrow on a typically transient basis in connection with its day-to-day operations, primarily in connection with the need to settle portfolio trades. Such incidental borrowings are excluded from the calculation of the Fund’s effective leverage ratio. Regulatory leverage is subject to asset coverage limits set forth in the Investment Company Act of 1940.

THE FUND’S LEVERAGE

Reverse Repurchase Agreements

As noted above, the Fund utilized reverse repurchase agreements. The Fund’s transactions in reverse repurchase agreements are as shown in the accompanying table.

Current Reporting Period					Subsequent to the Close of the Reporting Period
September 26, 2017**	Purchases	Sales	December 31, 2017	Average Balance Outstanding***	Purchases	Sales	February 28, 2018
$ —	$72,000,000	$(25,000,000)	$47,000,000	$44,721,429	$—	$—	$47,000,000
**	Commencement of operations.
***	For the period October 23, 2017 (initial purchase of reverse repurchase agreements) through December 31, 2017.

Refer to Notes to Financial Statements, Note 8 – Fund Leverage for further details.

8	NUVEEN

Share

Information

DISTRIBUTION INFORMATION

The following information regarding the Fund’s distributions is current as of December 31, 2017. The Fund’s distribution levels may vary over time based on the Fund’s investment activity and portfolio investment value changes.

During the current reporting period, the Fund’s distributions to shareholders were as shown in the accompanying table.

Monthly Distributions (Ex-Dividend Date)	Per Share Amounts
November 2017*	$0.0435
December 2017	0.0435
Total Distributions	$0.0870

Current Distribution Rate**	5.55%
*	Initial distribution declared by the Fund.
**	Current distribution rate is based on the Fund’s current annualized monthly distribution divided by the Fund’s current market price. The Fund’s monthly distributions to its shareholders may be comprised of ordinary income, net realized capital gains and, if at the end of the fiscal year the Fund’s cumulative net ordinary income and net realized gains are less than the amount of the Fund’s distributions, a return of capital for tax purposes.

The Fund seeks to pay regular monthly dividends out of its net investment income at a rate that reflects its past and projected net income performance. To permit the Fund to maintain a more stable monthly dividend, the Fund may pay dividends at a rate that may be more or less than the amount of net income actually earned by the Fund during the period. If the Fund has cumulatively earned more than it has paid in dividends, it will hold the excess in reserve as undistributed net investment income (UNII) as part of the Fund’s net asset value. Conversely, if the Fund has cumulatively paid in dividends more than it has earned, the excess will constitute a negative UNII that will likewise be reflected in the Fund’s net asset value. The Fund will, over time, pay all its net investment income as dividends to shareholders.

As of December 31, 2017, the Fund had a positive UNII balance for tax purposes and a positive UNII balance for financial reporting purposes.

All monthly dividends paid by the Fund during the current reporting period were paid from net investment income at the time of declaration and payment. If a portion of the Fund’s monthly distributions were sourced from or comprised of elements other than net investment income, including capital gains and/or a return of capital, shareholders would have received a notice to that effect. The Fund later recharacterized a portion of its monthly dividend from being sourced from net income to being sourced from short-term capital gains. Because short-term capital gains are treated as ordinary income for tax purposes (although not for financial reporting purposes), this recharacterization will not affect the amount of ordinary income reported to shareholders on Form 1099. However, the recharacterization will have the effect of increasing the Fund’s undistributed net investment income, which will support the payment of future dividends.

For financial reporting purposes, the composition and per share amounts of the Fund’s dividends for the reporting period, reflecting the recharacterization described above, are presented in this report’s Statement of Changes in Net Assets and Financial Highlights, respectively. For income tax purposes, distribution information for the Fund as of its most recent tax year end is presented in Note 6 – Income Tax Information within the Notes to Financial Statements of this report.

NUVEEN	9

Share Information (continued)

The following table provides the Fund’s distribution sources as of December 31, 2017.

The amounts and sources of distributions reported in this notice are for financial reporting purposes and are not being provided for tax reporting purposes. The actual amounts and character of the distributions for tax reporting purposes will be reported to shareholders on Form 1099-DIV which will be sent to shareholders shortly after calendar year-end. More details about the Fund’s distributions and the basis for these estimates are available on www.nuveen.com/cef.

Data as of December 31, 2017

Fiscal Year Source of Distribution			Fiscal Year Per Share Amounts
Net Investment Income	Realized Gains	Return of Capital[1]	Distributions	Net Investment Income	Realized Gains	Return of Capital[1]
97.91%	2.09%	0.00%	$0.0870	$0.0852	$0.0018	$0.0000

[1]	Return of capital may represent unrealized gains, return of shareholder's principal, or both. In certain circumstances, all or a portion of the return of capital may be characterized as ordinary income under federal tax law. The actual tax characterization will be provided to shareholders on Form 1099-DIV shortly after calendar year-end.

OTHER SHARE INFORMATION

As of December 31, 2017, and during the current reporting period, the Fund’s share price was trading at a premium/(discount) to its NAV as shown in the accompanying table.

NAV	$9.84
Share price	$9.40
Premium/(Discount) to NAV	(4.47)%
Since inception average premium/(discount) to NAV	0.85%

The Fund has an investment objective to return $9.85 (the original net asset value following the Fund’s initial public offering (the “Original NAV”)) to shareholders on or about the end of the Fund’s term. There can be no assurance that the Fund will be able to return the Original NAV to shareholders, and such return is not backed or otherwise guaranteed by the Fund’s investment adviser, Nuveen Fund Advisors, LLC (the “Adviser”), or any other entity.

The Fund’s ability to return Original NAV to shareholders on or about its termination date will depend on market conditions and the success of various portfolio and cash flow management techniques. The Fund currently intends to set aside and retain in its net assets a portion of its net investment income and possibly all or a portion of its gains. This will reduce the amounts otherwise available for distribution prior to the liquidation of the Fund, and the Fund may incur taxes on such retained amount, which will reduce the overall amounts that the Fund would have otherwise been able to distribute. Such retained income or gains, net of any taxes, would constitute a portion of the liquidating distribution returned to investors at the end of the Fund’s term. In addition, the Fund’s investment in shorter term and lower yielding securities, especially as the Fund nears the end of its term, may reduce investment income and, therefore, the monthly dividends during the period prior to termination. Investors that purchase shares in the secondary market (particularly if their purchase price differs meaningfully from the Original NAV) may receive more or less than their original investment.

10	NUVEEN

Risk

Considerations

Fund shares are not guaranteed or endorsed by any bank or other insured depository institution, and are not federally insured by the Federal Deposit Insurance Corporation.

Nuveen Emerging Markets Debt 2022 Target Term Fund (JEMD)

Investing in closed-end funds involves risk; principal loss is possible. There is no guarantee the Fund’s investment objectives will be achieved. Closed-end fund shares may frequently trade at a discount or premium to their net asset value. Emerging markets, particularly including frontier markets, involve additional risks, including smaller capitalization, illiquidity, price volatility, political and economic instability that could lead to diminished security values, and different legal and accounting standards. Debt or fixed income securities such as those held by the Fund, are subject to market risk, credit risk, interest rate risk, derivatives risk, liquidity risk, and income risk. As interest rates rise, bond prices fall. Lower credit debt securities may be more likely to fail to make timely interest or principal payments. Leverage increases return volatility and magnifies the Fund’s potential return and its risks; there is no guarantee a fund’s leverage strategy will be successful. These and other risk considerations such as limited term risk are described in more detail on the Fund’s web page at www.nuveen.com/JEMD.

NUVEEN	11

JEMD

Nuveen Emerging Markets Debt 2022 Target Term Fund

Performance Overview and Holding Summaries as of December 31, 2017

Refer to the Glossary of Terms Used in this Report for further definition of the terms used within this section.

Cumulative Total Returns as of December 31, 2017

Since Inception
JEMD at NAV	0.79%
JEMD at Share Price	(5.15)%
JP Morgan EMBI Global Diversified Index	1.10%

Since inception returns are from 9/26/17. Past performance is not predictive of future results. Current performance may be higher or lower than the data shown. Returns do not reflect the deduction of taxes that shareholders may have to pay on Fund distributions or upon the sale of Fund shares. Returns at NAV are net of Fund expenses, and assume reinvestment of distributions. Comparative index return information is provided for the Fund’s shares at NAV only. Indexes are not available for direct investment.

Share Price Performance — Weekly Closing Price

12	NUVEEN

This data relates to the securities held in the Fund’s portfolio of investments as of the end of the reporting period. It should not be construed as a measure of performance for the Fund itself. Holdings are subject to change.

For financial reporting purposes, the ratings disclosed are the highest rating given by one of the following national rating agencies: Standard & Poor’s Group, Moody’s Investors Service, Inc. or Fitch, Inc. This treatment of split-rated securities may differ from that used for other purposes, such as for Fund investment policies. Credit ratings are subject to change. AAA, AA, A and BBB are investment grade ratings; BB, B, CCC, CC, C and D are below-investment grade ratings. Holdings designated N/R are not rated by these national rating agencies.

Fund Allocation

(% of net assets)

Emerging Market Debt and Foreign Corporate Bonds	72.6%
Corporate Bonds	58.7%
Other Assets Less Liabilities	2.3%
Net Assets Plus Reverse Repurchase Agreements	133.6%
Reverse Repurchase Agreements	(33.6)%
Net Assets	100%

Portfolio Credit Quality

(% of total fixed-income investments)

BBB	2.9%
BB or Lower	97.1%
Total	100%

Portfolio Composition

(% of total investments)

Emerging Market Debt and Foreign Corporate Bonds	55.3%
Banks	18.6%
Oil, Gas & Consumable Fuels	6.5%
Wireless Telecommunication Services	3.8%
Metals & Mining	3.1%
Other	12.7%
Total	100%

Top Five Issuers

(% of total investments)

Republic of Ecuador	4.7%
Province of Buenos Aires	4.4%
Republic of Ukraine	4.4%
Republic of Rwanda	4.2%
Republic of Iraq	4.2%

Country Allocation¹

(% of total investments)

Ukraine	8.5%
Turkey	7.9%
South Africa	6.4%
Ghana	6.3%
Lebanon	4.7%
Ecuador	4.7%
Argentina	4.4%
Rwanda	4.2%
Iraq	4.2%
Barbados	4.0%
Zambia	4.0%
El Salvador	3.8%
Nigeria	3.7%
Egypt	3.3%
Mongolia	2.5%
China	2.3%
Kazakhstan	2.1%
Brazil	1.9%
Mauritius	1.9%
Other	19.2%
Total	100%

1	Includes 96.1% (as a percentage of total investments) in emerging market countries.

NUVEEN	13

Report of

Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees of

Nuveen Emerging Markets Debt 2022 Target Term Fund:

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of Nuveen Emerging Markets Debt 2022 Target Term Fund (the “Fund”), including the portfolio of investments, as of December 31, 2017, the related statements of operations, changes in net assets, and cash flows for the period September 26, 2017, (commencement of operations) through December 31, 2017, and the related notes (collectively, the “financial statements”) and the financial highlights for the period September 26, 2017 through December 31, 2017. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of December 31, 2017, the results of its operations, the changes in its net assets, its cash flows, and the financial highlights for the period September 26, 2017 through December 31, 2017, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audit in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. Our audit included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2017, by correspondence with the custodian and brokers or other appropriate auditing procedures. Our audit also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. We believe that our audit provides a reasonable basis for our opinion.

/s/ KPMG LLP

We have served as the auditor of certain Nuveen investment companies since 2014.

Chicago, Illinois

February 28, 2018

14	NUVEEN

JEMD

Nuveen Emerging Markets Debt 2022 Target Term Fund
Portfolio of Investments	December 31, 2017

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (2)	Value

	LONG-TERM INVESTMENTS – 131.3% (100.0% of Total Investments)

	EMERGING MARKET DEBT AND FOREIGN CORPORATE BONDS – 72.6% (55.3% of Total Investments)

	Angola – 0.2%

$263	Republic of Angola, Reg S	7.000%	8/17/19	B2	$270,047

	Argentina – 5.8%

7,575	Province of Buenos Aires, 144A	6.500%	2/15/23	B+	8,137,822

	Bahrain – 1.2%

1,675	Kingdom of Bahrain, 144A, (3)	6.125%	7/05/22	BB+	1,749,802

	Belarus – 0.6%

750	Republic of Belarus, 144A, (3)	6.875%	2/28/23	B	806,685

	Barbados – 5.2%

650	Barbados Government, 144A	7.250%	12/15/21	CCC+	585,000
7,500	Barbados Government, 144A	7.000%	8/04/22	CCC+	6,334,650
517	Barbados Government, Reg S	7.000%	8/04/22	CCC+	436,669
	Total Barbados				7,356,319

	Costa Rica – 1.7%

2,400	Republic of Costa Rica, 144A	4.250%	1/26/23	Ba2	2,340,000

	Dominican Republic – 0.5%

600	Dominican Republic, 144A, (3)	7.500%	5/06/21	BB–	654,750

	Ecuador – 6.1%

7,350	Republic of Ecuador, 144A	10.750%	3/28/22	B	8,590,312

	Egypt – 4.3%

5,775	Arab Republic of Egypt, 144A, (3)	6.125%	1/31/22	B	6,040,939

	El Salvador – 5.0%

6,375	Republic of El Salvador, 144A, (3)	7.750%	1/24/23	B–	6,992,546

	Ghana – 5.5%

6,750	Republic of Ghana, 144A, (3)	9.250%	9/15/22	B	7,646,400

	Honduras – 0.8%

1,000	Honduras Government, 144A	8.750%	12/16/20	BB–	1,120,450

	Iraq – 5.5%

7,500	Republic of Iraq, 144A, (3)	6.750%	3/09/23	B–	7,669,350

	Lebanon – 6.2%

5,000	Republic of Lebanon, Reg S	6.000%	1/27/23	B–	4,788,900
4,000	Republic of Lebanon	6.400%	5/26/23	B–	3,871,848
9,000	Total Lebanon				8,660,748

	Mongolia – 3.3%

3,000	Mongolia Government International Bond, 144A, (3)	5.125%	12/05/22	B–	2,970,435
1,650	Mongolia Government International Bond, 144A	5.625%	5/01/23	B–	1,664,743
4,650	Total Mongolia				4,635,178

NUVEEN	15

JEMD	Nuveen Emerging Markets Debt 2022 Target Term Fund
	Portfolio of Investments (continued)	December 31, 2017

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (2)	Value

	Nigeria – 1.1%

$1,500	Nigerian Government International Bond, (3)	5.625%	6/27/22	B+	$1,554,750

	Pakistan – 0.7%

1,000	Third Pakistan International Sukuk Co Ltd, 144A	5.625%	12/05/22	B	1,000,000

	Paraguay – 0.4%

500	Republic of Paraguay, 144A, (3)	4.625%	1/25/23	Ba1	523,950

	Rwanda – 5.5%

7,400	Republic of Rwanda, 144A, (3)	6.625%	5/02/23	B+	7,743,878

	Senegal – 0.8%

925	Republic of Senegal, 144A	8.750%	5/13/21	Ba3	1,066,248

	Sri Lanka – 0.5%

600	Republic of Sri Lanka, 144A, (3)	5.875%	7/25/22	B+	632,532

	Turkey – 0.7%

1,000	Export Credit Bank of Turkey, 144A	4.250%	9/18/22	Ba1	972,500

	Ukraine – 5.8%

7,650	Republic of Ukraine, 144A, (3)	7.750%	9/01/22	B–	8,133,710

	Zambia – 5.2%

7,500	Republic of Zambia, 144A, (3)	5.375%	9/20/22	B	7,316,700
$98,405	Total Emerging Markets Debt and Foreign Corporate Bonds (cost $101,563,589)				101,615,616

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (2)	Value

	CORPORATE BONDS – 58.7% (44.7% of Total Investments)

	Banks – 24.4%

$750	Akbank TAS, 144A	5.000%	10/24/22	Ba1	$755,776
600	Banco De Bogota, 144A	5.375%	2/19/23	BBB–	629,250
750	Banco Do Brasil, 144A	5.875%	1/19/23	Ba3	781,875
2,500	Credit Bank of Moscow Via CBOM Finance PLC, 144A (WI/DD)	5.875%	11/07/21	BB–	2,595,700
3,900	Kazkommertsbank, 144A (WI/DD)	5.500%	12/21/22	BB–	3,898,050
4,000	TC Ziraat Bankasi AS, 144A, (3)	5.125%	5/03/22	Ba1	3,965,792
1,200	Trade and Development Bank of Mongolia, 144A, (3)	9.375%	5/19/20	B–	1,314,009
600	Turkiye IS Bankasi (Isbank), 144A	5.250%	9/13/22	BBB–	611,700
5,000	Turkiye IS Bankasi (Isbank), 144A, (3)	6.000%	10/24/22	BB	5,012,930
3,304	Turkiye Vakiflar Bankasi T.A.O, 144A, (3)	6.000%	11/01/22	BB	3,259,925
4,300	Ukreximbank Via Biz Finance PLC, 144A	9.625%	4/27/22	B–	4,591,540
3,000	United Bank for Africa PLC, 144A, (3)	7.750%	6/08/22	B	3,087,300
3,500	Zenith Bank PLC, 144A, (3)	7.375%	5/30/22	B+	3,641,400
33,404	Total Banks				34,145,247

	Commercial Services & Supplies – 0.7%

1,000	Atento Luxco 1 SA, 144A	6.125%	8/10/22	BB	1,045,625

	Communications Equipment – 2.5%

3,250	IHS Netherlands Holdco B.V, 144A, (3)	9.500%	10/27/21	B+	3,497,634

	Electric Utilities – 3.5%

5,000	Esckom Holdings Limited, 144A, (3)	5.750%	1/26/21	B1	4,947,400

	Food Products – 2.1%

2,700	Kernel Holding SA, 144A, (3)	8.750%	1/31/22	B+	2,971,571

16	NUVEEN

Principal Amount (000)	Description (1)	Coupon	Maturity	Ratings (2)	Value

	Independent Power & Renewable Electricity Producers – 2.3%

$2,000	Azure Power Energy Ltd, 144A, (3)	5.500%	11/03/22	Ba3	$2,033,000
1,250	Greenko Dutch BV, 144A, (3)	4.875%	7/24/22	Ba2	1,265,550
3,250	Total Independent Power & Renewable Electricity Producers				3,298,550

	Metals & Mining – 4.1%

3,000	Petra Diamonds US$ Treasury PLC, 144A, (3)	7.250%	5/01/22	B	3,043,500
2,500	Vedanta Resources PLC, 144A	7.125%	5/31/23	B+	2,690,750
5,500	Total Metals & Mining				5,734,250

	Oil, Gas & Consumable Fuels – 8.6%

2,000	Azerbaijan State Oil Company	4.750%	3/13/23	BB+	2,025,064
3,000	Medco Straits Services PTE LTD, 144A, (3)	8.500%	8/17/22	B	3,182,019
2,800	Petrobras Global Finance BV, (3)	4.375%	5/20/23	BB	2,769,116
4,000	Tullow Oil PLC, 144A, (3)	6.250%	4/15/22	B–	4,015,200
11,800	Total Oil, Gas & Consumable Fuels				11,991,399

	Pharmaceuticals – 1.7%

2,600	Teva Pharmaceutical Finance Company B.V., Series D	2.950%	12/18/22	BBB–	2,332,083

	Real Estate Management & Development – 3.0%

3,200	China Evergrande Group, Reg S	8.250%	3/23/22	B2	3,392,521
750	Country Garden Holding Company	4.750%	7/25/22	BBB–	748,686
3,950	Total Real Estate Management & Development				4,141,207

	Road & Rail – 0.8% (0.6% of Total Investments)

1,100	Transnet SOC Limited, 144A	4.000%	7/26/22	Baa3	1,076,579

	Wireless Telecommunication Services – 5.0%

1,000	Colombia Telecommunicaciones S.A. ESP, 144A	5.375%	9/27/22	BB+	1,017,500
3,700	Digicel Group, Limited, 144A, (3)	7.125%	4/01/22	B–	3,426,274
2,525	MTN Mauritius Investments Ltd, 144A (WI/DD)	5.373%	2/13/22	BB+	2,610,734
7,225	Total Wireless Telecommunication Services				7,054,508
$80,779	Total Corporate Bonds (cost $82,589,122)				82,236,053
	Total Investments (cost $184,152,711) – 131.3%				183,851,669
	Reverse Repurchase Agreements – (33.6)%				(47,000,000)
	Other Assets Less Liabilities – 2.3%				3,225,473
	Net Assets – 100%				$140,077,142

For Fund portfolio compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications into sectors for reporting ease.

(1)	All percentages shown in the Portfolio of Investments are based on net assets unless otherwise noted.

(2)	For financial reporting purposes, the ratings disclosed are the highest of Standard & Poor’s Group (“Standard & Poor’s”), Moody’s Investors Service, Inc. (“Moody’s”) or Fitch, Inc. (“Fitch”) rating. This treatment of split-rated securities may differ from that used for other purposes, such as for Fund investment policies. Ratings below BBB by Standard & Poor’s, Baa by Moody’s or BBB by Fitch are considered to be below investment grade. Holdings designated N/R are not rated by any of these national rating agencies. Ratings are not covered by the report of independent registered public accounting firm.

(3)	Investment, or portion of investment, has been pledged to collateralize the net payment obligations for investments in reverse repurchase agreements.

144A	Investment is exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These investments may only be resold in transactions exempt from registration, which are normally those transactions with qualified institutional buyers.

Reg S	Regulation S allows U.S. companies to sell securities to persons or entities located outside of the United States without registering those securities with the Securities and Exchange Commission. Specifically, Regulation S provides a safe harbor from the registration requirements of the Securities Act for the offers and sales of securities by both foreign and domestic issuers that are made outside the United States.

WI/DD	Investment, or portion of investment, purchased on a when-issued or delayed delivery basis.

See accompanying notes to financial statements.

NUVEEN	17

Statement of Assets and Liabilities	December 31, 2017

Assets
Long-term investments, at value (cost $184,152,711)	$183,851,669
Cash	832,125
Receivable for:
Interest	3,393,754
Investments sold	421,179
Total assets	188,498,727
Liabilities
Reverse repurchase agreements	47,000,000
Payable for investments purchased	1,133,291
Accrued expenses:
Interest	61,734
Management fees	152,185
Trustees fees	1,492
Other	72,883
Total liabilities	48,421,585
Net assets	$140,077,142
Shares outstanding	14,235,550
Net asset value (“NAV”) per share outstanding	$9.84
Net assets consist of:
Shares, $.01 par value per share	$142,356
Paid-in surplus	139,793,290
Undistributed (Over-distribution of) net investment income	442,538
Accumulated net realized gain (loss)	—
Net unrealized appreciation (depreciation)	(301,042)
Net assets	$140,077,142
Authorized shares	Unlimited

See accompanying notes to financial statements.

18	NUVEEN

Statement of Operations	For the period September 26, 2017 (commencement of operations) through December 31, 2017

Investment Income	$2,306,477
Expenses
Management fees	412,483
Interest expense	167,610
Custodian fees	6,364
Trustees fees	1,561
Professional fees	34,830
Shareholder reporting expenses	20,222
Shareholder servicing agent fees	18
Investor relations expense	4,382
Other	3,834
Total expenses	651,304
Net investment income (loss)	1,655,173
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from investments	25,841
Change in net unrealized appreciation (depreciation) of investments	(301,042)
Net realized and unrealized gain (loss)	(275,201)
Net increase (decrease) in net assets from operations	$1,379,972

See accompanying notes to financial statements.

NUVEEN	19

Statement of Changes in Net Assets

For the period September 26, 2017 (commencement of operations) through December 31, 2017
Operations
Net investment income (loss)	$1,655,173
Net realized gain (loss) from investments and currency	25,841
Change in net unrealized appreciation (depreciation) of investments and currency	(301,042)
Net increase (decrease) in net assets from operations	1,379,972
Distributions to Shareholders
From net investment income	(1,212,635)
From accumulated net realized gains	(25,841)
Decrease in net assets from distributions to shareholders	(1,238,476)
Capital Share Transactions
Proceeds from sale of shares, net of offering costs	139,831,750
Proceeds from shares issued to shareholders due to reinvestment of distributions	3,820
Net increase (decrease) in net assets from capital share transactions	139,835,570
Net increase (decrease) in net assets	139,977,066
Net assets at the beginning of period	100,076
Net assets at the end of period	$140,077,142
Undistributed (Over-distribution of) net investment income at the end of period	$442,538

See accompanying notes to financial statements.

20	NUVEEN

Statement of Cash Flows	For the period September 26, 2017 (commencement of operations) through December 31, 2017

Cash Flows from Operating Activities:
Net Increase (Decrease) in Net Assets from Operations	$1,379,972
Adjustments to reconcile the net increase (decrease) in net assets from operations to net cash provided by (used in) operating activities:
Purchases of investments	(191,860,292)
Proceeds from sales and maturities of investments	7,517,710
Amortization (Accretion) of premiums and discounts, net	215,712
(Increase) Decrease in:
Receivable for interest	(3,393,754)
Receivable for investments sold	(421,179)
Increase (Decrease) in:
Payable for investments purchased	1,133,291
Accrued interest	152,185
Accrued management fees	61,734
Accrued Trustees fees	1,492
Accrued other expenses	72,883
Net realized (gain) loss from investments and currency	(25,841)
Change in net unrealized (appreciation) depreciation of investments and currency	301,042
Net cash provided by (used in) operating activities	(184,865,045)
Cash Flows from Financing Activities
Net proceeds from reverse repurchase agreements	47,000,000
Cash distributions paid to shareholders	(1,234,656)
Proceeds from sale of shares, net of offering costs	139,831,750
Net cash provided by (used in) financing activities	185,597,094
Net Increase (Decrease) in Cash	732,049
Cash at the beginning of period	100,076
Cash at the end of period	$832,125

Supplemental Disclosure of Cash Flow Information
Cash paid for interest on borrowings (excluding borrowing costs)	$105,876
Non-cash financing activities not included herein consists of reinvestments of share distributions	3,820

See accompanying notes to financial statements.

NUVEEN	21

Financial

Highlights

Selected data for a share outstanding throughout each period:

		Investment Operations			Less Distributions
	Beginning NAV	Net Investment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Accumulated Net Realized Gains		Total	Offering Costs	Ending NAV	Ending Share Price
Year Ended 12/31:
2017(e)	$9.85	$0.12	$(0.02)	$0.10	$(0.09)	$—	*	$(0.09)	$(0.02)	$9.84	$9.40

22	NUVEEN

		Ratios/Supplemental Data
Total Returns			Ratios to Average Net Assets(c)
Based on NAV(b)	Based on Share Price(b)	Ending Net Assets (000)	Expenses		Net Investment Income (Loss)		Portfolio Turnover Rate(d)

0.79%	(5.15)%	$140,077	1.85	%**	4.70	%**	7%

(a)	Per share Net Investment Income (Loss) is calculated using the average daily shares method.
(b)	Total Return Based on NAV is the combination of changes in NAV, reinvested dividend income at NAV and reinvested capital gains distributions at NAV, if any. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending NAV. The actual reinvest price for the last dividend declared in the period may often be based on the Fund’s market price (and not its NAV), and therefore may be different from the price used in the calculation. Total returns are not annualized.

Total Return Based on Share Price is the combination of changes in the market price per share and the effect of reinvested dividend income and reinvested capital gains distributions, if any, at the average price paid per share at the time of reinvestment. The last dividend declared in the period, which is typically paid on the first business day of the following month, is assumed to be reinvested at the ending market price. The actual reinvestment for the last dividend declared in the period may take place over several days, and in some instances may not be based on the market price, so the actual reinvestment price may be different from the price used in the calculation. Total returns are not annualized.

(c) •	Net Investment Income (Loss) ratios reflect income earned and expense incurred on assets attributable to reverse repurchase agreements (as described in Note 8 – Fund Leverage, Reverse Repurchase Agreements), where applicable.
•	Each ratio includes the effect of all interest expenses paid and other costs related to reverse repurchase agreements, where applicable, as follows:

Ratio of Interest Expense to Average Net Assets
Year Ended 12/31:
2017(e)	0.48	%**

(d)	Portfolio Turnover Rate is calculated based on the lesser of long-term purchases or sales (as disclosed in Note 5 – Investment Transactions) divided by the average long-term market value during the period.
(e)	For the period September 26, 2017 (commencement of operations) through December 31, 2017.
*	Rounds to less than 0.01.
**	Annualized.

See accompanying notes to financial statements.

NUVEEN	23

Notes to

Financial Statements

1. General Information and Significant Accounting Policies

General Information

Fund Information

Nuveen Emerging Markets Debt 2022 Target Term Fund (the “Fund”) is registered under the Investment Company Act of 1940, as amended, as a non-diversified, closed-end management investment company. The Fund’s shares are listed on the New York Stock Exchange (“NYSE”) and trade under the ticker symbol “JEMD.” The Fund was organized as a Massachusetts business trust on June 1, 2017.

The end of the reporting period for the Fund is December 31, 2017, and the period covered by these Notes to Financial Statements is for the fiscal period September 26, 2017 (commencement of operations) through December 31, 2017 (the “current fiscal period”).

Investment Adviser

The Fund’s investment adviser is Nuveen Fund Advisors, LLC (the “Adviser”), a subsidiary of Nuveen, LLC (“Nuveen”). Nuveen is the investment management arm of Teachers Insurance and Annuity Association of America (TIAA). The Adviser has overall responsibility for management of the Fund, oversees the management of the Fund’s portfolio, manages the Fund’s business affairs and provides certain clerical, bookkeeping and other administrative services, and, if necessary, asset allocation decisions. The Adviser has entered into a sub-advisory agreement with Teachers Advisors, LLC (the “Sub-Adviser”), an affiliate of the Adviser, under which the Sub-Adviser manages the Fund’s investment portfolio.

Investment Objectives and Principal Investment Strategies

The Fund seeks to provide a high level of current income and return the original $9.85 net asset value (“NAV”) per share on or about December 1, 2022 (the “Termination Date”). [The Fund generally invests in a portfolio of below investment grade emerging market debt securities. At least 80% of the Fund’s managed assets (as defined in Note 7 – Management Fees) will be in emerging market debt securities.] However, the Fund invests no more than 10% of its managed assets in securities rated below B-/B3 or that are unrated but judged by the Sub-Adviser to be of comparable quality. The Fund invests 100% of its managed assets in U.S. dollar denominated securities. No more than 25% is invested in securities of issuers located in a single country.

Organizational Expenses

Prior to the commencement of operations on September 26, 2017, the Fund had no operations other than those related to organizational matters, the Fund’s initial contribution of $100,076, by the Adviser, and the recording of the Fund’s organizational expenses ($11,000) and its reimbursement by the Adviser.

Significant Accounting Policies

The Fund is an investment company and follows accounting and reporting guidance under Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (ASC) Topic 946 “Financial Services-Investment Companies.” The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements in accordance with U.S. generally accepted accounting principles (“U.S. GAAP”).

Investment Transactions

Investment transactions are recorded on a trade date basis. Realized gains and losses from investment transactions are determined on the specific identification method, which is the same basis used for federal income tax purposes. Investments purchased on a when-issued/delayed delivery basis may have extended settlement periods. Any investments so purchased are subject to market fluctuation during this period. The Fund has earmarked securities in its portfolio with a current value at least equal to the amount of the when-issued/delayed delivery purchase commitments.

As of the end of the reporting period, the Fund’s outstanding when-issued/delayed delivery purchase commitments were as follows:

Outstanding when-issued/delayed delivery purchase commitments	$1,133,291

Investment Income

Investment income is comprised of interest income, which reflects the amortization of premiums and accretion of discounts for financial reporting purposes, and is recorded on an accrual basis. Investment income also reflects payment-in-kind (“PIK”) interest, fees earned from reverse repurchase agreements and paydown gains and losses, if any. PIK interest represents income received in the form of securities in lieu of cash. Fees earned from reverse repurchase agreements are further described in Note 8 – Fund Leverage, Reverse Repurchase Agreements.

24	NUVEEN

Professional Fees

Professional fees presented on the Statement of Operations consist of legal fees incurred in the normal course of operations, audit fees, tax consulting fees and, in some cases, workout expenditures. Workout expenditures are incurred in an attempt to protect or enhance an investment or to pursue other claims or legal actions on behalf of Fund shareholders. If a refund is received for workout expenditures paid in a prior reporting period, such amounts will be recognized as “Legal fee refund” on the Statement of Operations.

Dividends and Distributions to Shareholders

Dividends to shareholders, if any, are declared monthly. Net realized capital gains from investment transactions, if any, are declared and distributed to shareholders at least annually. However, in seeking to achieve its investment objectives, the Fund currently intends to set aside and retain in its net assets (and therefore its NAV) a portion of its net investment income, and possibly all or a portion of its gains. This will reduce the amounts otherwise available for distribution prior to the liquidation of the Fund, and the Fund may incur taxes on such retained amount. Such retained income or gains, net of any taxes, would constitute a portion of the liquidating distribution returned to investors on or about the Termination Date. Furthermore, capital gains are distributed only to the extent they exceed available capital loss carryforwards.

Distributions to shareholders are recorded on the ex-dividend date. The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP.

Compensation

The Fund pays no compensation directly to those of its trustees who are affiliated with the Adviser or to its officers, all of whom receive renumeration for their services to the Fund from the Adviser or its affiliates. The Fund’s Board of Trustees (the “Board”) has adopted a deferred compensation plan for independent trustees that enables trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from certain Nuveen-advised funds. Under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of select Nuveen-advised funds.

Indemnifications

Under the Fund’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the normal course of business, the Fund enters into contracts that provide general indemnifications to other parties. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, the Fund has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

Netting Agreements

In the ordinary course of business, the Fund may enter into transactions subject to enforceable International Swaps and Derivatives Association, Inc. (ISDA) master agreements or other similar arrangements (“netting agreements”). Generally, the right to offset in netting agreements allows the Fund to offset certain securities and derivatives with a specific counterparty, when applicable, as well as any collateral received or delivered to that counterparty based on the terms of the agreements. Generally, the Fund manages its cash collateral and securities collateral on a counterparty basis.

The Fund’s investments subject to netting agreements as of the end of the reporting period, if any, are further described in Note 3 – Portfolio Securities and Investments in Derivatives.

Use of Estimates

The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the current fiscal period. Actual results may differ from those estimates.

2. Investment Valuation and Fair Value Measurements

The fair valuation input levels as described below are for fair value measurement purposes.

Fair value is defined as the price that would be received upon selling an investment or transferring a liability in an orderly transaction to an independent buyer in the principal or most advantageous market for the investment. A three-tier hierarchy is used to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability. Observable inputs are based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability. Unobservable inputs are based on the best information available in the circumstances. The following is a summary of the three-tiered hierarchy of valuation input levels.

NUVEEN	25

Notes to Financial Statements (continued)

Level 1 –	Inputs are unadjusted and prices are determined using quoted prices in active markets for identical securities.
Level 2 –	Prices are determined using other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3 –	Prices are determined using significant unobservable inputs (including management’s assumptions in determining the fair value of investments).

Prices of fixed-income securities are provided by an independent pricing service (“pricing service”) approved by the Board. The pricing service establishes a security’s fair value using methods that may include consideration of the following: yields or prices of investments of comparable quality, type of issue, coupon, maturity and rating, market quotes or indications of value from security dealers, evaluations of anticipated cash flows or collateral, general market conditions and other information and analysis, including the obligor’s credit characteristics considered relevant. These securities are generally classified as Level 2. In pricing certain securities, particularly less liquid and lower quality securities, the pricing service may consider information about a security, its issuer or market activity provided by the Adviser. These securities are generally classified as Level 2 or Level 3 depending on the observability of the significant inputs.

Certain securities may not be able to be priced by the pre-established pricing methods as described above. Such securities may be valued by the Board and/or its appointee at fair value. These securities generally include, but are not limited to, restricted securities (securities which may not be publicly sold without registration under the Securities Act of 1933, as amended) for which a pricing service is unable to provide a market price; securities whose trading has been formally suspended; debt securities that have gone into default and for which there is no current market quotation; a security whose market price is not available from a pre-established pricing source; a security with respect to which an event has occurred that is likely to materially affect the value of the security after the market has closed but before the calculation of the Fund’s NAV (as may be the case in non-U.S. markets on which the security is primarily traded) or make it difficult or impossible to obtain a reliable market quotation; and a security whose price, as provided by the pricing service, is not deemed to reflect the security’s fair value. As a general principle, the fair value of a security would appear to be the amount that the owner might reasonably expect to receive for it in a current sale. A variety of factors may be considered in determining the fair value of such securities, which may include consideration of the following: yields or prices of investments of comparable quality, type of issue, coupon, maturity and rating, market quotes or indications of value from security dealers, evaluations of anticipated cash flows or collateral, general market conditions and other information and analysis, including the obligor’s credit characteristics considered relevant. These securities are generally classified as Level 2 or Level 3 depending on the observability of the significant inputs. Regardless of the method employed to value a particular security, all valuations are subject to review by the Board and/or its appointee.

The inputs or methodologies used for valuing securities are not an indication of the risks associated with investing in those securities. The following is a summary of the Fund’s fair value measurements as of the end of the reporting period:

	Level 1	Level 2	Level 3	Total
Long-Term Investments*:
Emerging Markets Debt and Foreign Corporate Bonds	$—	$101,615,616	$—	$101,615,616
Corporate Bonds	—	82,236,053	—	82,236,053
Total	$—	$183,851,669	$—	$183,851,669
*	Refer to the Fund’s Portfolio of Investments for industry and country classifications, where applicable.

The Board is responsible for the valuation process and has appointed the oversight of the daily valuation process to the Adviser’s Valuation Committee. The Valuation Committee, pursuant to the valuation policies and procedures adopted by the Board, is responsible for making fair value determinations, evaluating the effectiveness of the Fund’s pricing policies and reporting to the Board. The Valuation Committee is aided in its efforts by the Adviser’s dedicated Securities Valuation Team, which is responsible for administering the daily valuation process and applying fair value methodologies as approved by the Valuation Committee. When determining the reliability of independent pricing services for investments owned by the Fund, the Valuation Committee, among other things, conducts due diligence reviews of the pricing services and monitors the quality of security prices received through various testing reports conducted by the Securities Valuation Team.

The Valuation Committee will consider pricing methodologies it deems relevant and appropriate when making a fair value determination, based on the facts and circumstances specific to the portfolio instrument. Fair value determinations generally will be derived as follows, using public or private market information:

(i)	If available, fair value determinations shall be derived by extrapolating from recent transactions or quoted prices for identical or comparable securities.

(ii)	If such information is not available, an analytical valuation methodology may be used based on other available information including, but not limited to: analyst appraisals, research reports, corporate action information, issuer financial statements and shelf registration statements. Such analytical valuation methodologies may include, but are not limited to: multiple of earnings, discount from market value of a similar freely-traded security, discounted cash flow analysis, book value or a multiple thereof, risk premium/yield analysis, yield to maturity and/or fundamental investment analysis.

26	NUVEEN

The purchase price of a portfolio instrument will be used to fair value the instrument only if no other valuation methodology is available or deemed appropriate, and it is determined that the purchase price fairly reflects the instrument’s current value.

For each portfolio security that has been fair valued pursuant to the policies adopted by the Board, the fair value price is compared against the last available and next available market quotations. The Valuation Committee reviews the results of such testing and fair valuation occurrences are reported to the Board.

3. Portfolio Securities and Investments in Derivatives

Portfolio Securities

Zero Coupon Securities

A zero coupon security does not pay a regular interest coupon to its holders during the life of the security. Income to the holder of the security comes from accretion of the difference between the original purchase price of the security at issuance and the par value of the security at maturity and is effectively paid at maturity. The market prices of zero coupon securities generally are more volatile than the market prices of securities that pay interest periodically.

Investments in Derivatives

The Fund is authorized to invest in certain derivative instruments, such as futures, options and swap contracts. The Fund limits its investments in futures, options on futures and swap contracts to the extent necessary for the Adviser to claim the exclusion from registration by the Commodity Futures Trading Commission as a commodity pool operator with respect to the Fund. The Fund records derivative instruments at fair value, with changes in fair value recognized on the Statement of Operations, when applicable. Even though the Fund’s investments in derivatives may represent economic hedges, they are not considered to be hedge transactions for financial reporting purposes.

Although the Fund is authorized to invest in derivative instruments, and may do so in the future, it did not make any such investments during the current fiscal period.

Market and Counterparty Credit Risk

In the normal course of business the Fund may invest in financial instruments and enter into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the other party to the transaction to perform (counterparty credit risk). The potential loss could exceed the value of the financial assets recorded on the financial statements. Financial assets, which potentially expose the Fund to counterparty credit risk, consist principally of cash due from counterparties on forward, option and swap transactions, when applicable. The extent of the Fund’s exposure to counterparty credit risk in respect to these financial assets approximates their carrying value as recorded on the Statement of Assets and Liabilities.

The Fund helps manage counterparty credit risk by entering into agreements only with counterparties the Adviser believes have the financial resources to honor their obligations and by having the Adviser monitor the financial stability of the counterparties. Additionally, counterparties may be required to pledge collateral daily (based on the daily valuation of the financial asset) on behalf of the Fund with a value approximately equal to the amount of any unrealized gain above a pre-determined threshold. Reciprocally, when the Fund has an unrealized loss, the Fund has instructed the custodian to pledge assets of the Fund as collateral with a value approximately equal to the amount of the unrealized loss above a pre-determined threshold. Collateral pledges are monitored and subsequently adjusted if and when the valuations fluctuate, either up or down, by at least the pre-determined threshold amount.

4. Fund Shares

Share Transactions

Transactions in shares during the Fund’s current fiscal period were as follows:

For the Period 9/26/17 (commencement of operations) through 12/31/17
Shares:*
Sold	14,225,000
Issued to shareholders due to reinvestment of distributions	390
Total	14,225,390
*	Prior to the commencement of operations, the Adviser purchased 10,160 shares, which are still held as of the end of the reporting period.

5. Investment Transactions

Long-term purchases and sales (including maturities) during the current fiscal period aggregated $191,860,292 and $7,517,710, respectively.

NUVEEN	27

Notes to Financial Statements (continued)

6. Income Tax Information

The Fund intends to distribute substantially all of its net investment company taxable income to shareholders and to otherwise comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies. In any year when the Fund realizes net capital gains, the Fund may choose to distribute all or a portion of its net capital gains to shareholders, or alternatively, to retain all or a portion of its net capital gains and pay federal corporate income taxes on such retained gains.

For all open tax years and all major taxing jurisdictions, management of the Fund has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. Open tax years are those that are open for examination by taxing authorities (i.e., generally the last four tax year ends and the interim tax period since then). Furthermore, management of the Fund is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

The following information is presented on an income tax basis. Differences between amounts for financial statement and federal income tax purposes are primarily due to timing differences in recognizing certain gains and losses on investment transactions. To the extent that differences arise that are permanent in nature, such amounts are reclassified within the capital accounts as detailed below. Temporary differences do not require reclassification. Temporary and permanent differences do not impact the NAV of the Fund.

The table below presents the cost and unrealized appreciation (depreciation) of the Fund’s investment portfolio, as determined on a federal income tax basis, as of December 31, 2017.

Tax cost of investments	$184,152,711
Gross unrealized:
Appreciation	$1,399,652
Depreciation	(1,700,694)
Net unrealized appreciation (depreciation) of investments	$(301,042)

As of December 31, 2017, the Fund did not have any permanent differences.

The tax components of undistributed net ordinary income and net long-term capital gains as of December 31, 2017, the Fund’s tax year end, were as follows:

Undistributed net ordinary income[1]	$442,538
Undistributed net long-term capital gains	—
[1] Net ordinary income consists of net taxable income derived from dividends, interest, and net short-term capital gains, if any.

The tax character of distributions paid during the Fund’s tax year ended December 31, 2017 was designated for purposes of the dividends paid deduction as follows:

Distributions from net ordinary income¹	$1,238,476
Distributions from net long-term capital gains	—
[1] Net ordinary income consists of net taxable income derived from dividends, interest, and net short-term capital gains, if any.

7. Management Fees

The Fund’s management fee compensates the Adviser for overall investment advisory and administrative services and general office facilities. The Sub-Adviser is compensated for its services to the Fund from the management fees paid to the Adviser.

The Fund’s management fee consists of two components – a fund-level fee, based only on the amount of assets within the Fund, and a complex-level fee, based on the aggregate amount of all eligible fund assets managed by the Adviser. This pricing structure enables Fund shareholders to benefit from growth in the assets within the Fund as well as from growth in the amount of complex-wide assets managed by the Adviser.

The annual fund-level fee, payable monthly, is calculated according to the following schedule:

Average Daily Managed Assets*	Fund-Level Fee Rate
For the first $500 million	0.8000%
For the next $250 million	0.7875
For managed assets over $750 million	0.7750

28	NUVEEN

The annual complex-level fee, payable monthly, is calculated by multiplying the current complex-wide fee rate, determined according to the following schedule by the Fund’s daily managed assets:

Complex-Level Eligible Asset Breakpoint Level*	Effective Complex-Level Fee Rate at Breakpoint Level
$55 billion	0.2000%
$56 billion	0.1996
$57 billion	0.1989
$60 billion	0.1961
$63 billion	0.1931
$66 billion	0.1900
$71 billion	0.1851
$76 billion	0.1806
$80 billion	0.1773
$91 billion	0.1691
$125 billion	0.1599
$200 billion	0.1505
$250 billion	0.1469
$300 billion	0.1445
*	For the complex-level fees, managed assets include closed-end fund assets managed by the Adviser that are attributable to certain types of leverage. For these purposes, leverage includes the funds’ use of preferred stock and borrowings and certain investments in the residual interest certificates (also called inverse floating rate securities) in tender option bond (TOB) trusts, including the portion of assets held by a TOB trust that has been effectively financed by the trust’s issuance of floating rate securities, subject to an agreement by the Adviser as to certain funds to limit the amount of such assets for determining managed assets in certain circumstances. The complex-level fee is calculated based upon the aggregate daily managed assets of all Nuveen open-end and closed-end Funds that constitute “eligible assets.” Eligible assets do not include assets attributable to investments in other Nuveen Funds or assets in excess of a determined amount (originally $2 billion) added to the Nuveen fund complex in connection with the Adviser’s assumption of the management of the former First American Funds effective January 1, 2011. As of December 31, 2017, the complex-level fee for the Fund was 0.1595%.

8. Fund Leverage

Reverse Repurchase Agreements

During the current fiscal period, the Fund entered into reverse repurchase agreements as a means of leverage.

In a reverse repurchase agreement, the Fund sells to the counterparty a security that it holds with a contemporaneous agreement to repurchase the same security at an agreed-upon price and date, with the Fund retaining the risk of loss that is associated with that security. The Fund will pledge assets determined to be liquid by the Adviser to cover its obligations under reverse repurchase agreements. Securities sold under reverse repurchase agreements are recorded as a liability and recognized as “Reverse repurchase agreements” on the Statement of Assets and Liabilities.

Payments made on reverse repurchase agreements are recognized as a component of “Interest expense” on the Statement of Operations. In periods of increased demand for the security, the Fund receives a fee for use of the security by the counterparty. This results in interest income to the Fund, which is recognized as a component of “Investment income” on the Statement of Operations.

As of the end of the reporting period, the Fund’s outstanding balances on its reverse repurchase agreements were as follows:

Counterparty	Coupon	Principal Amount	Maturity	Value	Value and Accrued Interest
JP Morgan Chase Bank N.A.	2.110%	$(25,000,000)	10/26/22	$(25,000,000)	$(25,025,190)
Societe Generale	2.080	(22,000,000)	10/23/22	(22,000,000)	(22,036,544)
		$(47,000,000)		$(47,000,000)	$(47,061,734)

During the current fiscal period, the average daily balance outstanding and average interest rate on the Fund’s reverse repurchase agreements were as follows:

Average daily balance outstanding	$44,721,429	*
Average interest rate	1.95%
*	For the period October 23, 2017 (initial purchase of reverse repurchase agreements) through December 31, 2017.

NUVEEN	29

Notes to Financial Statements (continued)

The following table presents the reverse repurchase agreements subject to netting agreements and the collateral delivered related to those reverse repurchase agreements.

Counterparty	Reverse Repurchase* Agreements	Collateral Pledged** to Counterparty	Net Exposure
JP Morgan Chase Bank N.A.	$(25,025,190)	$25,025,190	$—
Societe General	(22,036,544)	22,036,544	—
	$(47,061,734)	$47,061,734	$—
*	Represents gross value and accrued interest for the counterparty as reported in the preceding table.
**	As of the end of the reporting period, the value of the collateral pledged to the counterparty exceeded the value of the reverse repurchase agreements.

9. Borrowing Arrangements

Inter-Fund Borrowing and Lending

The Securities and Exchange Commission (“SEC”) has granted an exemptive order permitting registered open-end and closed-end Nuveen funds to participate in an inter-fund lending facility whereby the Nuveen funds may directly lend to and borrow money from each other for temporary purposes (e.g., to satisfy redemption requests or when a sale of securities “fails,” resulting in an unanticipated cash shortfall) (the “Inter-Fund Program”). The closed-end Nuveen funds, including the Fund covered by this shareholder report, will participate only as lenders, and not as borrowers, in the Inter-Fund Program because such closed-end funds rarely, if ever, need to borrow cash to meet redemptions. The Inter-Fund Program is subject to a number of conditions, including, among other things, the requirements that (1) no fund may borrow or lend money through the Inter-Fund Program unless it receives a more favorable interest rate than is typically available from a bank or other financial institution for a comparable transaction; (2) no fund may borrow on an unsecured basis through the Inter-Fund Program unless the fund’s outstanding borrowings from all sources immediately after the inter-fund borrowing total 10% or less of its total assets; provided that if the borrowing fund has a secured borrowing outstanding from any other lender, including but not limited to another fund, the inter-fund loan must be secured on at least an equal priority basis with at least an equivalent percentage of collateral to loan value; (3) if a fund’s total outstanding borrowings immediately after an inter-fund borrowing would be greater than 10% of its total assets, the fund may borrow through the inter-fund loan on a secured basis only; (4) no fund may lend money if the loan would cause its aggregate outstanding loans through the Inter-Fund Program to exceed 15% of its net assets at the time of the loan; (5) a fund’s inter-fund loans to any one fund shall not exceed 5% of the lending fund’s net assets; (6) the duration of inter-fund loans will be limited to the time required to receive payment for securities sold, but in no event more than seven days; and (7) each inter-fund loan may be called on one business day’s notice by a lending fund and may be repaid on any day by a borrowing fund. In addition, a Nuveen fund may participate in the Inter-Fund Program only if and to the extent that such participation is consistent with the fund’s investment objective and investment policies. The Board is responsible for overseeing the Inter-Fund Program.

The limitations detailed above and the other conditions of the SEC exemptive order permitting the Inter-Fund Program are designed to minimize the risks associated with Inter-Fund Program for both the lending fund and the borrowing fund. However, no borrowing or lending activity is without risk. When a fund borrows money from another fund, there is a risk that the loan could be called on one day’s notice or not renewed, in which case the fund may have to borrow from a bank at a higher rate or take other actions to payoff such loan if an inter-fund loan is not available from another fund. Any delay in repayment to a lending fund could result in a lost investment opportunity or additional borrowing costs.

During the current reporting period, the Fund did not enter into any inter-fund loan activity.

10. New Accounting Pronouncements

FASB Accounting Standards Update (“ASU”) 2017-08 (“ASU 2017-08”) Premium Amortization on Purchased Callable Debt Securities

The FASB has issued ASU 2017-08, which shortens the premium amortization period for purchased non-contingently callable debt securities. ASU 2017-08 specifies that the premium amortization period ends at the earliest call date, for purchased non-contingently callable debt securities. ASU 2017-08 is effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2018. Management is currently evaluating the implications of ASU 2017-08, if any.

FASB ASU 2016-18: Statement of Cash Flows – Restricted Cash (“ASU 2016-18”)

The FASB has issued ASU 2016-18, which will require entities to include the total of cash, cash equivalents, restricted cash and restricted cash equivalents in the beginning and ending cash balances in the Statement of Cash Flows. The guidance will be applied retrospectively and is effective for fiscal years beginning after December 15, 2017, and interim periods within those years. Management is currently evaluating the implications of ASU 2016-18, if any.

30	NUVEEN

Additional

Fund Information (Unaudited)

Board of Trustees
Margo Cook*	Jack B. Evans	William C. Hunter	David J. Kundert**	Albin F. Moschner	John K. Nelson
William J. Schneider	Judith M. Stockdale	Carole E. Stone	Terence J. Toth	Margaret L. Wolff	Robert L. Young

*	Interested Board Member.
**	Retired from the Fund’s Board of Trustees effective December 31, 2017.

Fund Manager Nuveen Fund Advisors, LLC 333 West Wacker Drive Chicago, IL 60606	Custodian State Street Bank & Trust Company One Lincoln Street Boston, MA 02111	Legal Counsel Chapman and Cutler LLP Chicago, IL 60603	Independent Registered Public Accounting Firm KPMG LLP 200 East Randolph Street Chicago, IL 60601	Transfer Agent and Shareholder Services Computershare Trust Company, N.A. 250 Royall Street Canton, MA 02021 (800) 257-8787

Distribution Information

The Fund hereby designates its percentage of dividends paid from net ordinary income as dividends qualifying as Interest-Related Dividends and/or short-term capital gain dividends as defined in Internal Revenue Code Section 871(k) for the taxable year ended December 31, 2017:

% of Interest-Related Dividends	2.1%

Quarterly Form N-Q Portfolio of Investments Information

The Fund is required to file its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. You may obtain this information directly from the SEC. Visit the SEC on-line at http://www.sec.gov or in person at the SEC’s Public Reference Room in Washington, D.C. Call the SEC toll-free at (800) SEC-0330 for room hours and operation.

Nuveen Funds’ Proxy Voting Information

You may obtain (i) information regarding how each fund voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30, without charge, upon request, by calling Nuveen toll-free at (800) 257-8787 or on Nuveen’s website at www.nuveen.com and (ii) a description of the policies and procedures that each fund used to determine how to vote proxies relating to portfolio securities without charge, upon request, by calling Nuveen toll free at (800) 257-8787. You may also obtain this information directly from the SEC. Visit the SEC on-line at http://www.sec.gov.

CEO Certification Disclosure

The Fund’s Chief Executive Officer (CEO) has submitted to the New York Stock Exchange (NYSE) the annual CEO certification as required by Section 303A.12(a) of the NYSE Listed Company Manual. The Fund has filed with the SEC the certification of its CEO and Chief Financial Officer required by Section 302 of the Sarbanes-Oxley Act.

FINRA BrokerCheck

The Financial Industry Regulatory Authority (FINRA) provides information regarding the disciplinary history of FINRA member firms and associated investment professionals. This information as well as an investor brochure describing FINRA BrokerCheck is available to the public by calling the FINRA BrokerCheck Hotline number at (800) 289-9999 or by visiting www.FINRA.org.

NUVEEN	31

Glossary of Terms

Used in this Report (Unaudited)

∎	Average Annual Total Return: This is a commonly used method to express an investment’s performance over a particular, usually multi-year time period. It expresses the return that would have been necessary each year to equal the investment’s actual cumulative performance (including change in NAV or market price and reinvested dividends and capital gains distributions, if any) over the time period being considered.

∎	Duration: Duration is a measure of the expected period over which a bond’s principal and interest will be paid, and consequently is a measure of the sensitivity of a bond’s or bond fund’s value to changes when market interest rates change. Generally, the longer a bond’s or fund’s duration, the more the price of the bond or fund will change as interest rates change.

∎	Effective Leverage: Effective leverage is a fund’s effective economic leverage, and includes both regulatory leverage (see below) and the leverage effects of certain derivative investments in the fund’s portfolio.

∎	Gross Domestic Product (GDP): The total market value of all final goods and services produced in a country/region in a given year, equal to total consumer, investment and government spending, plus the value of exports, minus the value of imports.

∎	JP Morgan EMBI-Global Diversified Index: A uniquely-weighted version of the JP Morgan EMBI Global Index. It limits the weights of those index countries with larger debt stocks by only including specified portions of these countries’ eligible current face amounts of debt outstanding. The countries covered are identical to those covered by the JP Morgan EMBI Global Index which tracks total returns for U.S.-dollar denominated debt instruments issued by emerging market sovereign and quasi-sovereign entities: Brady bonds, loans, Eurobonds. Index returns assume reinvestment of distributions, but do not reflect any applicable sales charges or management fees.

∎	Leverage: Leverage is created whenever a fund has investment exposure (both reward and/or risk) equivalent to more than 100% of the investment capital.

∎	Net Asset Value (NAV) Per Share: A fund’s Net Assets is equal to its total assets (securities, cash, accrued earnings and receivables) less its total liabilities. NAV per share is equal to the fund’s Net Assets divided by its number of shares outstanding.

∎	Regulatory Leverage: Regulatory leverage consists of preferred shares issued by or borrowings of a fund. Both of these are part of a fund’s capital structure. Regulatory leverage is subject to asset coverage limits set in the Investment Company Act of 1940.

32	NUVEEN

Reinvest Automatically,

Easily and Conveniently

Nuveen makes reinvesting easy. A phone call is all it takes to set up your reinvestment account.

Nuveen Closed-End Funds Automatic Reinvestment Plan

Your Nuveen Closed-End Fund allows you to conveniently reinvest distributions in additional Fund shares.

By choosing to reinvest, you’ll be able to invest money regularly and automatically, and watch your investment grow through the power of compounding. Just like distributions in cash, there may be times when income or capital gains taxes may be payable on distributions that are reinvested.

It is important to note that an automatic reinvestment plan does not ensure a profit, nor does it protect you against loss in a declining market.

Easy and convenient

To make recordkeeping easy and convenient, each quarter you’ll receive a statement showing your total distributions, the date of investment, the shares acquired and the price per share, and the total number of shares you own.

How shares are purchased

The shares you acquire by reinvesting will either be purchased on the open market or newly issued by the Fund. If the shares are trading at or above net asset value at the time of valuation, the Fund will issue new shares at the greater of the net asset value or 95% of the then-current market price. If the shares are trading at less than net asset value, shares for your account will be purchased on the open market. If the Plan Agent begins purchasing Fund shares on the open market while shares are trading below net asset value, but the Fund’s shares subsequently trade at or above their net asset value before the Plan Agent is able to complete its purchases, the Plan Agent may cease open-market purchases and may invest the uninvested portion of the distribution in newly-issued Fund shares at a price equal to the greater of the shares’ net asset value or 95% of the shares’ market value on the last business day immediately prior to the purchase date. Distributions received to purchase shares in the open market will normally be invested shortly after the distribution payment date. No interest will be paid on distributions awaiting reinvestment. Because the market price of the shares may increase before purchases are completed, the average purchase price per share may exceed the market price at the time of valuation, resulting in the acquisition of fewer shares than if the distribution had been paid in shares issued by the Fund. A pro rata portion of any applicable brokerage commissions on open market purchases will be paid by Plan participants. These commissions usually will be lower than those charged on individual transactions.

Flexible

You may change your distribution option or withdraw from the Plan at any time, should your needs or situation change.

You can reinvest whether your shares are registered in your name, or in the name of a brokerage firm, bank, or other nominee. Ask your investment advisor if his or her firm will participate on your behalf. Participants whose shares are registered in the name of one firm may not be able to transfer the shares to another firm and continue to participate in the Plan.

The Fund reserves the right to amend or terminate the Plan at any time. Although the Fund reserves the right to amend the Plan to include a service charge payable by the participants, there is no direct service charge to participants in the Plan at this time.

Call today to start reinvesting distributions

For more information on the Nuveen Automatic Reinvestment Plan or to enroll in or withdraw from the Plan, speak with your financial advisor or call us at (800) 257-8787.

NUVEEN	33

Annual Investment

Management Agreement Approval Process (Unaudited)

At a meeting held on August 1-3, 2017 (the “Meeting”), the Board of Trustees (the “Board,” and each Trustee, a “Board Member”) of the Fund, including the Independent Board Members (as defined below), considered and approved the investment management agreement (the “Investment Management Agreement”) between the Fund and Nuveen Fund Advisors, LLC (the “Adviser”), and the investment sub-advisory agreement (the “Sub-Advisory Agreement”) between the Adviser and Teachers Advisors, LLC (the “Sub-Adviser”). The Adviser and the Sub-Adviser are each hereafter a “Fund Adviser.” The Investment Management Agreement and the Sub-Advisory Agreement are each hereafter an “Advisory Agreement” and collectively, the “Advisory Agreements.” The Board Members who are not parties to the Fund’s Investment Management Agreement or Sub-Advisory Agreement or “interested persons” of any such parties are hereafter the “Independent Board Members.”

To assist the Board in its evaluation of an Advisory Agreement with a Fund Adviser at the Meeting, the Independent Board Members had received, in adequate time in advance of the Meeting or at prior meetings, materials which outlined, among other things:

•	the nature, extent and quality of the services expected to be provided by the Fund Adviser;

•	the organization of the Fund Adviser, including the responsibilities of various departments and key personnel;

•	the expertise and background of the Fund Adviser with respect to the Fund’s investment strategy;

•	certain performance-related information (as described below);

•	the profitability of Nuveen and its affiliates for their advisory activities;

•	the proposed management fees of the Fund Adviser, including comparisons of such fees with the management fees of comparable funds;

•	the expected expenses of the Fund, including comparisons of the Fund’s expected expense ratio with the expense ratios of comparable funds; and

•	the soft dollar practices of the Fund Adviser, if any.

At the Meeting and/or prior meetings, the Adviser made presentations to and responded to questions from the Board. During the Meeting and/or prior meetings, the Independent Board Members also met privately with their legal counsel to, among other things, review the Board’s duties under the Investment Company Act of 1940 (the “1940 Act”), the general principles of state law in reviewing and approving advisory contracts, the standards used by courts in determining whether investment company boards of directors have fulfilled their duties, factors to be considered in voting on advisory contracts and an adviser’s fiduciary duty with respect to advisory agreements and compensation. It is with this background that the Independent Board Members considered the Advisory Agreements. As outlined in more detail below, the Independent Board Members considered all factors they believed relevant with respect to the Fund, including, among other things: (a) the nature, extent and quality of the services expected to be provided by the Fund Advisers; (b) investment performance, as described below; (c) the advisory fees and costs of the services expected to be provided to the Fund and the profitability of the Fund Advisers; (d) the extent of any anticipated economies of scale; (e) any benefits expected to be derived by the Fund Advisers from their relationships with the Fund; and (f) other factors. Each Board Member may have accorded different weight to the various factors in reaching his or her conclusions with respect to the Fund’s Advisory Agreements.

A.	Nature, Extent and Quality of Services

The Independent Board Members considered the nature, extent and quality of the respective Fund Adviser’s services, including portfolio management services and administrative services. At the Meeting and/or at prior meetings, the Independent Board Members reviewed materials outlining, among other things, the Adviser’s organization and business and the types of services that the Adviser or its affiliates provide to the Nuveen funds and are expected to provide to the Fund. With respect to the Sub-Adviser, at the Meeting and/or at prior meetings, the Independent Board Members were provided

34	NUVEEN

with materials pertaining to, among other things, the Sub-Adviser’s organization and business, and considered that the Sub-Adviser is an affiliate of the Adviser. The Independent Board Members noted that open-end exchange-traded funds (“ETFs”) were added to the Nuveen fund product line in 2016, and that the Sub-Adviser serves as sub-adviser to several Nuveen ETFs. Further, at the Meeting and/or at prior meetings, the Independent Board Members have recognized the Sub-Adviser’s capabilities with respect to emerging markets debt and evaluated the background and experience of the relevant investment personnel.

With respect to services, the Board noted that the Fund would be a registered investment company that would operate in a regulated industry. In considering the services that were expected to be provided by the Fund Advisers, the Board recognized the myriad of services that the Adviser and its affiliates provide to manage and operate the Nuveen funds, including: (a) product management (such as managing distributions, positioning the product in the marketplace, maintaining and enhancing shareholder communications and reporting to the Board); (b) investment oversight, risk management and securities valuation (such as overseeing the sub-advisers and other service providers, analyzing investment performance and risks, overseeing risk management and disclosure, executing the daily valuation of securities, and analyzing trade execution); (c) fund administration (such as helping to prepare fund tax returns and complete other tax compliance matters and helping to prepare regulatory filings and shareholder reports); (d) fund board administration (such as preparing board materials and organizing and providing assistance for board meetings); (e) compliance (such as helping to devise and maintain the Nuveen funds’ compliance program and test for adherence); (f) legal support (such as helping to prepare registration statements and proxy statements, interpreting regulations and policies and overseeing fund activities); (g) with respect to certain closed-end funds, providing leverage, capital and distribution management services; and (h) with respect to certain open-end funds with portfolios that have a leverage component, providing such leverage management services. In addition, the Board has recognized the Adviser’s continued commitment to supporting the closed-end product line through its award-winning investor relations support program through which Nuveen seeks to educate investors and financial advisers regarding closed-end funds.

The Independent Board Members noted that the Adviser would oversee the Sub-Adviser, which was generally expected to provide portfolio advisory services to the Fund. In addition, as indicated above, the Board Members recognized the Sub-Adviser’s relevant experience and expertise.

Based on their review, the Independent Board Members found that, overall, the nature, extent and quality of services expected to be provided to the Fund under each Advisory Agreement were satisfactory.

B.	Investment Performance

The Fund was new and, therefore, did not have its own performance history. The Independent Board Members noted, however, that the Sub-Adviser serves as investment adviser to the TIAA-CREF Emerging Markets Debt Fund (the “TIAA-CREF Fund”), an open-end fund launched in 2014 with strategies similar to those of the contemplated Fund. In this regard, the Independent Board Members reviewed certain performance information relating to the TIAA-CREF Fund for various time periods (i.e., 3 months, year-to-date, one year, two years and since inception) as of June 30, 2017.

C.	Fees, Expenses and Profitability
1.	Fees and Expenses

In evaluating the management fees and expenses that the Fund was expected to bear, the Independent Board Members considered, among other things, the Fund’s proposed management fee structure, the rationale for its proposed fee levels, and its expected expense ratio in absolute terms as well as compared with the fees and expense ratios of comparable funds. Accordingly, the Independent Board Members reviewed, among other things, the proposed advisory fee and estimated net total expense ratio for the Fund (based on both common assets and total managed assets), as well as comparative fee and expense data pertaining to the Fund’s peers in the Lipper category in which the Fund is expected to be classified. In considering the Fund’s advisory fees, the Board also noted the different components between the Fund’s investment strategies and those of the TIAA-CREF Fund (which is managed by the same portfolio managers as those expected to manage the Fund), which contributed to the differences in fee rates between the funds. Further, the Independent Board Members considered the proposed sub-advisory fee rate for the Fund.

NUVEEN	35

Annual Investment Management Agreement Approval Process (Unaudited) (continued)

The Independent Board Members recognized that assets attributable to the Fund’s use of leverage would be included in the amount of assets upon which the advisory fee is calculated. In this regard, the Independent Board Members noted that the advisory fee is based on a percentage of average daily “Managed Assets.” “Managed Assets” generally means the total assets of the Fund, minus the sum of its accrued liabilities (other than Fund liabilities incurred for the express purpose of creating leverage). “Total assets” for this purpose includes assets attributable to the Fund’s use of leverage. The Independent Board Members recognized that the fact that a decision to employ or increase the Fund’s leverage will have the effect, all other things being equal, of increasing Managed Assets (and therefore increasing the Adviser’s and the Sub-Adviser’s fees), means that the Adviser may have a conflict of interest in determining whether to use or increase leverage. The Independent Board Members noted, however, that the Adviser would seek to manage that potential conflict by recommending to the Board to leverage the Fund (or increase such leverage) when it determines that such action would be in the best interests of the Fund, and by periodically reviewing the Fund’s performance and use of leverage with the Board.

The Independent Board Members considered the proposed management fee rate as a percentage of Managed Assets before any fund-level and complex-wide breakpoints. In addition, the Independent Board Members considered the Fund’s fund-level and complex-wide breakpoint schedules (described in further detail below). Based on their review of the fee and expense information provided, the Independent Board Members determined that the Fund’s management fees (as applicable) to a Fund Adviser were reasonable in light of the nature, extent and quality of services to be provided to the Fund.

2.	Comparisons with the Fees of Other Clients

At the Meeting and/or at prior meetings, the Board considered information regarding the fees that the Adviser assesses to the Nuveen funds compared to those of other clients, as described in further detail below. With respect to non-municipal funds, such other clients of the Adviser and/or certain of its affiliated sub-advisers may include: separately managed accounts (such as retail, institutional or wrap accounts), hedge funds, other investment companies that are not offered by Nuveen but are sub-advised by one of Nuveen’s affiliated sub-advisers, foreign investment companies offered by Nuveen, and collective investment trusts. The Board further noted that the Adviser also advises certain ETFs sponsored by Nuveen.

At the Meeting and/or at prior meetings, the Board has recognized the inherent differences between the Nuveen funds and the other types of clients. The Board has considered information regarding these various differences which include, among other things, the services required, average account sizes, types of investors targeted, legal structure and operations, and applicable laws and regulations. The Independent Board Members have recognized that the foregoing variations result in different economics among the product structures and culminate in varying management fees among the types of clients and the Nuveen funds. In general, the Board has noted that higher fee levels reflect higher levels of service provided by a Fund Adviser, increased investment management complexity, greater product management requirements and higher levels of business risk or some combination of the foregoing. The Board has recognized the breadth of services the Adviser provides to support the Nuveen funds and has noted that many of such administrative services may not be required to the same extent or at all for the institutional clients or other clients. The Board has further recognized that the passive management of ETFs compared to the active management required of other Nuveen funds would contribute to differing fee levels.

The Independent Board Members noted that the sub-advisory fees to be paid to the Sub-Adviser would generally be for portfolio management services. Further, at the Meeting and/or at prior meetings, the Independent Board Members noted that the Sub-Adviser serves as a sub-adviser to several Nuveen ETFs and as an investment adviser to funds in the TIAA-CREF family of funds. In addition, the Sub-Adviser provides management services to other types of clients. The Independent Board Members recognized that the Sub-Adviser managed several emerging markets mandates, including the TIAA-CREF Fund, a foreign investment company advised by the Adviser, and mandates for a TIAA account, and considered the related fee rates and rationale for the differences in fee rates of the Fund and the foregoing.

Given the inherent differences in the various products, particularly the extensive services expected to be provided to the Fund, the Independent Board Members concluded that such facts justify the different levels of fees.

3.	Profitability of Fund Advisers

In conjunction with their review of fees, at the Meeting and/or at prior meetings, the Independent Board Members have considered Nuveen’s level of profitability for its advisory services to the Nuveen funds. In considering profitability, the

36	NUVEEN

Independent Board Members have considered the level of profitability realized by Nuveen before the imposition of any distribution and marketing expenses incurred by the firm from its own resources. In evaluating the profitability, the Independent Board Members have evaluated the analysis employed in developing the profitability figures, including the assumptions and methodology employed in allocating expenses. The Independent Board Members have recognized the inherent limitations to any cost allocation methodology as different and reasonable approaches may be used and yet yield differing results. The Independent Board Members have further reviewed an analysis of the history of the profitability methodology used explaining any changes to the methodology over the years. The Board has appointed two Independent Board Members, who along with independent legal counsel, have helped to review and discuss the methodology employed to develop the profitability analysis each year and any proposed changes thereto and to keep the Board apprised of such changes during the year.

In their review, at the Meeting and/or at prior meetings, the Independent Board Members have evaluated, among other things, Nuveen’s adjusted operating margins, the gross and net revenue margins (pre-tax and after-tax) for advisory activities for the Nuveen funds, and the revenues, expenses, and net income (pre-tax and after-tax) of Nuveen. In addition to reviewing Nuveen’s profitability in absolute terms, the Independent Board Members have also reviewed the adjusted total company margins of other advisory firms that had publicly available information and comparable assets under management (based on asset size and asset composition). The Independent Board Members, however, have noted that the usefulness of the comparative data may be limited as the other firms may have a different business mix and their profitability data may be affected by numerous other factors such as the types of funds managed, the cost allocation methodology used, and their capital structure. Nevertheless, the Board has noted that Nuveen’s adjusted operating margins appeared comparable to the adjusted margins of the peers.

Further, the Adviser is a subsidiary of Nuveen, LLC, the investment management arm of Teachers Insurance and Annuity Association of America (“TIAA”), and the Sub-Adviser is an affiliate of the Adviser. To have a fuller picture of the financial condition and strength of the TIAA complex, together with Nuveen, the Board has reviewed a balance sheet for TIAA reflecting its assets, liabilities and capital and contingency reserves for the 2016 and 2015 calendar years.

In evaluating the reasonableness of the compensation, the Independent Board Members also considered other amounts expected to be paid to a Fund Adviser for its services to the Fund as well as indirect benefits (such as soft dollar arrangements), if any, the Fund Adviser and its affiliates are expected to receive that would be directly attributable to the management of the Fund. See Section E below for additional information on indirect benefits a Fund Adviser may receive as a result of its relationship with the Fund.

Based on a consideration of the information provided, the Board noted that Nuveen’s level of profitability was acceptable and not unreasonable in light of the services provided.

D.	Economies of Scale and Whether Fee Levels Reflect These Economies of Scale

The Independent Board Members considered whether the Fund could be expected to benefit from any economies of scale. The Board recognized that economies of scale are difficult to measure with precision; however, the Board has considered that there are several ways a Fund Adviser may share the benefits of economies of scale with the Nuveen funds, including through breakpoints in the management fee schedule reducing the fee rates as asset levels grow and the Adviser’s investment in its business, which can enhance the services provided to the Nuveen funds. With respect to the fee structure, the Independent Board Members have recognized that economies of scale may be realized when a particular fund grows, but also when the total size of the fund complex grows (even if the assets of a particular fund in the complex have not changed or have decreased). Accordingly, subject to certain exceptions, the funds in the Nuveen complex pay a management fee to the Adviser which is generally comprised of a fund-level component and a complex-level component, each of which has a breakpoint schedule. Subject to certain exceptions, the fund level fee component declines as the assets of a particular fund grow and the complex-level fee component declines when eligible assets of all the Nuveen funds (except for Nuveen ETFs which are subject to a unitary fee) in the Nuveen complex combined grow. Accordingly, the Independent Board Members reviewed and considered the proposed management fees for the Fund, taking into account fund-level breakpoints and the complex-wide fee arrangement. In this regard, however, given that the Fund is a closed-end fund, the Independent Board Members recognized that although closed-end funds (such as the Fund) may from time to time make additional share

NUVEEN	37

Annual Investment Management Agreement Approval Process (Unaudited) (continued)

offerings, the growth of their assets would occur primarily through the appreciation of such funds’ investment portfolios. In addition, the Independent Board Members have recognized the Adviser’s ongoing investment in its business to expand or enhance the services provided to the benefit of all of the Nuveen funds.

Based on their review, the Independent Board Members concluded that the proposed fee structure was acceptable and reflected economies of scale to be shared with the Fund’s shareholders when assets under management increase.

E.	Indirect Benefits

The Independent Board Members considered information received at the Meeting and/or at prior meetings regarding other benefits that a Fund Adviser or its affiliates may receive as a result of their relationship with the Nuveen funds, including compensation paid to affiliates of a Fund Adviser for services rendered to the funds and research services received by a Fund Adviser from broker-dealers that execute fund trades. With respect to closed-end funds, the Independent Board Members have recognized that affiliates of the Adviser may receive compensation for serving as a co-manager in initial public offerings of new Nuveen closed-end funds as well as revenues received in connection with secondary offerings.

In addition to the above, the Independent Board Members considered that the Fund’s portfolio transactions would be allocated by the Sub-Adviser and have noted at the Meeting and/or at prior meetings that the Sub-Adviser may benefit from research received through soft dollar arrangements with respect to transactions in equity securities. However, they have recognized that the Sub-Adviser does not use soft dollars in connection with transactions in fixed income securities.

Based on their review, the Independent Board Members concluded that any indirect benefits expected to be received by a Fund Adviser as a result of its relationship with the Fund were reasonable and within acceptable parameters.

F.	Approval

The Independent Board Members did not identify any single factor discussed previously as all-important or controlling. The Board Members, including a majority of the Independent Board Members, concluded that the terms of the Investment Management Agreement and the Sub-Advisory Agreement were fair and reasonable, that the respective Fund Adviser’s fees were reasonable in light of the services to be provided to the Fund and that the Investment Management Agreement and Sub-Advisory Agreement should be and were approved on behalf of the Fund.

38	NUVEEN

Board

Members & Officers (Unaudited)

The management of the Funds, including general supervision of the duties performed for the Funds by the Adviser, is the responsibility of the Board of Trustees of the Funds. The number of trustees of the Funds is set at eleven. None of the trustees who are not “interested” persons of the Funds (referred to herein as “independent board members”) has ever been a director or employee of, or consultant to, Nuveen or its affiliates. The names and business addresses of the trustees and officers of the Funds, their principal occupations and other affiliations during the past five years, the number of portfolios each oversees and other directorships they hold are set forth below.

Name, Year of Birth & Address	Position(s) Held with the Funds	Year First Elected or Appointed and Term(1)	Principal Occupation(s) Including other Directorships During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Board Member

Independent Board Members:

∎ WILLIAM J. SCHNEIDER			Chairman of Miller-Valentine Partners, a real estate investment company; Board Member of WDPR Public Radio station; formerly, Senior Partner and Chief Operating Officer (retired 2004) of Miller-Valentine Group; formerly, Board member, Business Advisory Council of the Cleveland Federal Reserve Bank and University of Dayton Business School Advisory Council; past Chair and Director, Dayton Development Coalition.
1944 333 W. Wacker Drive Chicago, IL 60606	Chairman and Board Member	1996 Class III		174

∎ JACK B. EVANS			President, The Hall-Perrine Foundation, a private philanthropic corporation (since 1996); Director and Chairman, United Fire Group, a publicly held company; Director, Public Member, American Board of Orthopaedic Surgery (since 2015); Life Trustee of Coe College and the Iowa College Foundation; formerly, President Pro-Tem of the Board of Regents for the State of Iowa University System; formerly, Director, Alliant Energy and The Gazette Company; formerly, Director, Federal Reserve Bank of Chicago; formerly, President and Chief Operating Officer, SCI Financial Group, Inc., a regional financial services firm.
1948 333 W. Wacker Drive Chicago, IL 60606	Board Member	1999 Class III		174

∎ WILLIAM C. HUNTER			Dean Emeritus, formerly, Dean, Tippie College of Business, University of Iowa (2006-2012); Director (since 2004) of Xerox Corporation; Director of Wellmark, Inc. (since 2009); past Director (2005-2015), and past President (2010-2014) Beta Gamma Sigma, Inc., The International Business Honor Society; formerly, Dean and Distinguished Professor of Finance, School of Business at the University of Connecticut (2003-2006); previously, Senior Vice President and Director of Research at the Federal Reserve Bank of Chicago (1995-2003); formerly, Director (1997-2007), Credit Research Center at Georgetown University.
1948 333 W. Wacker Drive Chicago, IL 60606	Board Member	2003 Class I		174

∎ ALBIN F. MOSCHNER			Founder and Chief Executive Officer, Northcroft Partners, LLC, a management consulting firm (since 2012); Director, USA Technologies, Inc., a provider of solutions and services to facilitate electronic payment transactions (since 2012); formerly, Director, Wintrust Financial Corporation (1996-2016); previously, held positions at Leap Wireless International, Inc., including Consultant (2011-2012), Chief Operating Officer (2008-2011), and Chief Marketing Officer (2004-2008); formerly, President, Verizon Card Services division of Verizon Communications, Inc. (2000-2003); formerly, President, One Point Services at One Point Communications (1999-2000); formerly, Vice Chairman of the Board, Diba, Incorporated (1996-1997); formerly, various executive positions with Zenith Electronics Corporation (1991-1996).
1952 333 W. Wacker Drive Chicago, IL 60606	Board Member	2016 Class III		174

NUVEEN	39

Board Members & Officers (continued)

Name, Year of Birth & Address	Position(s) Held with the Funds	Year First Elected or Appointed and Term(1)	Principal Occupation(s) Including other Directorships During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Board Member

Independent Board Members (continued):

∎ JOHN K. NELSON			Member of Board of Directors of Core12 LLC (since 2008), a private firm which develops branding, marketing and communications strategies for clients; Director of The Curran Center for Catholic American Studies (since 2009) and The President’s Council, Fordham University (since 2010); formerly, senior external advisor to the financial services practice of Deloitte Consulting LLP (2012-2014): formerly, Chairman of the Board of Trustees of Marian University (2010 as trustee, 2011-2014 as Chairman); formerly, Chief Executive Officer of ABN AMRO N.V. North America, and Global Head of its Financial Markets Division (2007-2008); prior senior positions held at ABN AMRO include Corporate Executive Vice President and Head of Global Markets-the Americas (2006-2007), CEO of Wholesale Banking North America and Global Head of Foreign Exchange and Futures Markets (2001-2006), and Regional Commercial Treasurer and Senior Vice President Trading-North America (1996-2001); formerly, Trustee at St. Edmund Preparatory School in New York City.
1962 333 W. Wacker Drive Chicago, IL 60606	Board Member	2013 Class II		174

∎ JUDITH M. STOCKDALE			Board Member, Land Trust Alliance (since 2013) and U.S. Endowment for Forestry and Communities (since 2013); formerly, Executive Director (1994-2012), Gaylord and Dorothy Donnelley Foundation; prior thereto, Executive Director, Great Lakes Protection Fund (1990-1994).
1947 333 W. Wacker Drive Chicago, IL 60606	Board Member	1997 Class I		174

∎ CAROLE E. STONE			Former Director, Chicago Board Options Exchange, Inc. (2006-2017); and C2 Options Exchange, Incorporated (2009-2017); Director, CBOE Global Markets, Inc., formerly, CBOE Holdings, Inc. (since 2010); formerly, Commissioner, New York State Commission on Public Authority Reform (2005-2010).
1947 333 W. Wacker Drive Chicago, IL 60606	Board Member	2007 Class I		174

∎ TERENCE J. TOTH			Formerly, a Co-Founding Partner, Promus Capital (2008-2017); Director, Fulcrum IT Service LLC (since 2010) and Quality Control Corporation (since 2012); member: Catalyst Schools of Chicago Board (since 2008) and Mather Foundation Board (since 2012), and chair of its Investment Committee; formerly, Director, Legal & General Investment Management America, Inc. (2008-2013); formerly, CEO and President, Northern Trust Global Investments (2004-2007): Executive Vice President, Quantitative Management & Securities Lending (2000-2004); prior thereto, various positions with Northern Trust Company (since 1994); formerly, Member, Northern Trust Mutual Funds Board (2005-2007), Northern Trust Global Investments Board (2004-2007), Northern Trust Japan Board (2004-2007), Northern Trust Securities Inc. Board (2003-2007) and Northern Trust Hong Kong Board (1997-2004).
1959 333 W. Wacker Drive Chicago, IL 60606	Board Member	2008 Class II		174

∎ MARGARET L. WOLFF			Formerly, member of the Board of Directors (2013-2017) of Travelers Insurance Company of Canada and The Dominion of Canada General Insurance Company (each, a part of Travelers Canada, the Canadian operation of The Travelers Companies, Inc.); formerly, Of Counsel, Skadden, Arps, Slate, Meagher & Flom LLP (Mergers & Acquisitions Group) (2005-2014); Member of the Board of Trustees of New York- Presbyterian Hospital (since 2005); Member (since 2004) and Chair (since 2015) of the Board of Trustees of The John A. Hartford Foundation (a philanthropy dedicated to improving the care of older adults); formerly, Member (2005-2015) and Vice Chair (2011-2015) of the Board of Trustees of Mt. Holyoke College.
1955 333 W. Wacker Drive Chicago, IL 60606	Board Member	2016 Class I		174

∎ ROBERT L. YOUNG(2)			Formerly, Chief Operating Officer and Director, J.P. Morgan Investment Management Inc. (2010-2016); formerly, President and Principal Executive Officer (2013-2016), and Senior Vice President and Chief Operating Officer (2005-2010), of J.P. Morgan Funds; formerly, Director and various officer positions for J.P. Morgan Investment Management Inc. (formerly, JPMorgan Funds Management, Inc. and formerly, One Group Administrative Services) and JPMorgan Distribution Services, Inc. (formerly, One Group Dealer Services, Inc.) (1999-2017).
1963 333 W. Wacker Drive Chicago, IL 60606	Board Member	2017 Class II		172

40	NUVEEN

Name, Year of Birth & Address	Position(s) Held with the Funds	Year First Elected or Appointed and Term(1)	Principal Occupation(s) Including other Directorships During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Board Member

Interested Board Member:

∎ MARGO L. COOK(3)(4)			President (since April 2017), formerly, Co-Chief Executive Officer and Co-President (2016-2017), formerly, Senior Executive Vice President of Nuveen Investments, Inc.; President, Global Products and Solutions (since July 2017), and, Co-Chief Executive Officer (since 2015), formerly, Executive Vice President (2013-2015), of Nuveen Securities, LLC; Executive Vice President (since February 2017) of Nuveen, LLC; President (since August 2017), formerly Co-President (October 2016- August 2017), formerly, Senior Executive Vice President of Nuveen Fund Advisors, LLC (Executive Vice President since 2011); President (since 2017), Nuveen Alternative Investments, LLC; Chartered Financial Analyst.
1964 333 W. Wacker Drive Chicago, IL 60606	Board Member	2016 Class III		174

Name, Year of Birth & Address	Position(s) Held with the Funds	Year First Elected or Appointed(4)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Officer

Officers of the Funds:

∎ CEDRIC H. ANTOSIEWICZ			Senior Managing Director (since January 2017), formerly, Managing Director (2004-2017) of Nuveen Securities, LLC; Senior Managing Director (since February 2017), formerly, Managing Director (2014-2017) of Nuveen Fund Advisors, LLC.
1962 333 W. Wacker Drive Chicago, IL 60606	Chief Administrative Officer	2007		75

∎ LORNA C. FERGUSON			Senior Managing Director (since February 2017), formerly, Managing Director (2004-2017) of Nuveen.
1945 333 W. Wacker Drive Chicago, IL 60606	Vice President	1998		174

∎ STEPHEN D. FOY			Managing Director (since 2014), formerly, Senior Vice President (2013- 2014) and Vice President (2005-2013) of Nuveen Fund Advisors, LLC; Managing Director (since 2016) of Nuveen Securities, LLC; Certified Public Accountant.
1954 333 W. Wacker Drive Chicago, IL 60606	Vice President and Controller	1998		174

∎ NATHANIEL T. JONES			Managing Director (since January 2017), formerly, Senior Vice President (2016-2017), formerly, Vice President (2011-2016) of Nuveen.; Chartered Financial Analyst.
1979 333 W. Wacker Drive Chicago, IL 60606	Vice President and Treasurer	2016		174

∎ WALTER M. KELLY			Managing Director (since January 2017), formerly, Senior Vice President (2008-2017) of Nuveen.
1970 333 W. Wacker Drive Chicago, IL 60606	Chief Compliance Officer and Vice President	2003		174

∎ DAVID J. LAMB			Managing Director (since January 2017), formerly, Senior Vice President of Nuveen (since 2006), Vice President prior to 2006.
1963 333 W. Wacker Drive Chicago, IL 60606	Vice President	2015		75

NUVEEN	41

Board Members & Officers (continued)

Name, Year of Birth & Address	Position(s) Held with the Funds	Year First Elected or Appointed(4)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Officer

Officers of the Funds (continued):

∎ TINA M. LAZAR			Managing Director (since January 2017), formerly, Senior Vice President (2014-2017) of Nuveen Securities, LLC.
1961 333 W. Wacker Drive Chicago, IL 60606	Vice President	2002		174

∎ KEVIN J. MCCARTHY			Senior Managing Director (since February 2017) and Secretary and General Counsel (since 2016) of Nuveen Investments, Inc., formerly, Executive Vice President (2016-2017) and Managing Director and Assistant Secretary (2008-2016); Senior Managing Director (since January 2017) and Assistant Secretary (since 2008) of Nuveen Securities, LLC, formerly Executive Vice President (2016-2017) and Managing Director (2008-2016); Senior Managing Director (since February 2017), Secretary (since 2016) and Co-General Counsel (since 2011) of Nuveen Fund Advisors, LLC, formerly, Executive Vice President (2016-2017), Managing Director (2008-2016) and Assistant Secretary (2007-2016); Senior Managing Director (since February 2017), Secretary (since 2016) and Associate General Counsel (since 2011) of Nuveen Asset Management, LLC, formerly Executive Vice President (2016-2017) and Managing Director and Assistant Secretary (2011-2016); Senior Managing Director (since February 2017) and Secretary (since 2016) of Nuveen Investments Advisers, LLC, formerly Executive Vice President (2016-2017); Vice President (since 2007) and Secretary (since 2016), formerly, Assistant Secretary, of NWQ Investment Management Company, LLC, Symphony Asset Management LLC, Santa Barbara Asset Management, LLC and Winslow Capital Management, LLC (since 2010).
1966 333 W. Wacker Drive Chicago, IL 60606	Vice President and Assistant Secretary	2007		174

∎ MICHAEL A. PERRY			Executive Vice President since February 2017, previously Managing Director from October 2016), of Nuveen Fund Advisors, LLC and Nuveen Alternative Investments, LLC; Executive Vice President (since 2017), formerly, Managing Director (2015-2017), of Nuveen Securities, LLC; formerly, Managing Director (2010-2015) of UBS Securities, LLC.
1967 333 W. Wacker Drive Chicago, IL 60606	Vice President	2017		75

∎ KATHLEEN L. PRUDHOMME			Managing Director, Assistant Secretary and Co-General Counsel (since 2011) of Nuveen Fund Advisors, LLC; Managing Director, Assistant Secretary and Associate General Counsel (since 2011) of Nuveen Asset Management, LLC; Managing Director and Assistant Secretary (since 2011) of Nuveen Securities, LLC; formerly, Deputy General Counsel, FAF Advisors, Inc. (2004-2010).
1953 901 Marquette Avenue Minneapolis, MN 55402	Vice President and Assistant Secretary	2011		174

∎ CHRISTOPHER M. ROHRBACHER			Managing Director (since January 2017) of Nuveen Securities, LLC; 2008 Managing Director (since January 2017), formerly, Senior Vice President (2016-2017) and Assistant Secretary (since October 2016) of Nuveen Fund Advisors, LLC.
1971 333 W. Wacker Drive Chicago, IL 60606	Vice President and Assistant Secretary	2008		174

∎ WILLIAM A. SIFFERMANN			Managing Director (since February 2017), formerly Senior Vice President (2016-2017) and Vice President (2011-2016) of Nuveen.
1975 333 W. Wacker Drive Chicago, IL 60606	Vice President	2017		174

∎ JOEL T. SLAGER			Fund Tax Director for Nuveen Funds (since 2013); previously, Vice President of Morgan Stanley Investment Management, Inc., Assistant Treasurer of the Morgan Stanley Funds (from 2010 to 2013).
1978 333 W. Wacker Drive Chicago, IL 60606	Vice President and Assistant Secretary	2013		174

42	NUVEEN

Name, Year of Birth & Address	Position(s) Held with the Funds	Year First Elected or Appointed(4)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Officer

Officers of the Funds (continued):

∎ GIFFORD R. ZIMMERMAN			Managing Director (since 2002), and Assistant Secretary of Nuveen Securities, LLC; Managing Director (since 2004) and Assistant Secretary (since 1994) of Nuveen Investments, Inc.; Managing Director (since 2002), Assistant Secretary (since 1997) and Co-General Counsel (since 2011) of Nuveen Fund Advisors, LLC; Managing Director, Assistant Secretary and Associate General Counsel of Nuveen Asset Management, LLC (since 2011); Vice President (since February 2017), formerly, Managing Director (2003-2017) and Assistant Secretary (since 2003) of Symphony Asset Management LLC; Managing Director and Assistant Secretary (since 2002) of Nuveen Investments Advisers, LLC; Vice President and Assistant Secretary of NWQ Investment Management Company, LLC (since 2002), Santa Barbara Asset Management, LLC (since 2006), and of Winslow Capital Management, LLC, (since 2010); Chartered Financial Analyst.
1956 333 W. Wacker Drive Chicago, IL 60606	Vice President and Secretary	1988		174

(1)	The Board of Trustees is divided into three classes, Class I, Class II, and Class III, with each being elected to serve until the third succeeding annual shareholders’ meeting subsequent to its election or thereafter in each case when its respective successors are duly elected or appointed, except two board members are elected by the holders of Preferred Shares, when applicable, to serve until the next annual shareholders’ meeting subsequent to its election or thereafter in each case when its respective successors are duly elected or appointed. The year first elected or appointed represents the year in which the board member was first elected or appointed to any fund in the Nuveen Complex.
(2)	On May 25, 2017, Mr. Young was appointed as a Board Member, effective July 1, 2017. He is a Board Member of each of the Nuveen Funds, except Nuveen Diversified Dividend and Income Fund and Nuveen Real Estate Income Fund.
(3)	“Interested person” as defined in the 1940 Act, by reason of her position with Nuveen, LLC. and certain of its subsidiaries, which are affiliates of the Nuveen Funds.
(4)	Officers serve one year terms through August of each year. The year first elected or appointed represents the year in which the Officer was first elected or appointed to any fund in the Nuveen Complex.

NUVEEN	43

Nuveen:
Serving Investors for Generations

Since 1898, financial advisors and their clients have relied on Nuveen to provide dependable investment solutions through continued adherence to proven, long-term investing principles. Today, we offer a range of high quality solutions designed to be integral components of a well-diversified core portfolio.

Focused on meeting investor needs.

Nuveen is the investment manager of TIAA. We have grown into one of the world’s premier global asset managers, with specialist knowledge across all major asset classes and particular strength in solutions that provide income for investors and that draw on our expertise in alternatives and responsible investing. Nuveen is driven not only by the independent investment processes across the firm, but also the insights, risk management, analytics and other tools and resources that a truly world-class platform provides. As a global asset manager, our mission is to work in partnership with our clients to create solutions which help them secure their financial future.

Find out how we can help you.

To learn more about how the products and services of Nuveen may be able to help you meet your financial goals, talk to your financial advisor, or call us at (800) 257-8787. Please read the information provided carefully before you invest. Investors should consider the investment objective and policies, risk considerations, charges and expenses of any investment carefully. Where applicable, be sure to obtain a prospectus, which contains this and other relevant information. To obtain a prospectus, please contact your securities representative or Nuveen, 333 W. Wacker Dr., Chicago, IL 60606. Please read the prospectus carefully before you invest or send money.

Learn more about Nuveen Funds at: www.nuveen.com/cef

Securities offered through Nuveen Securities, LLC, member FINRA and SIPC | 333 West Wacker Drive Chicago, IL 60606 | www.nuveen.com

EAN-L-1217D        427236-INV-Y-02/19

ITEM 2. CODE OF ETHICS.

As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. There were no amendments to or waivers from the Code during the period covered by this report. The registrant has posted the code of ethics on its website at www.nuveen.com/CEF/Shareholder/FundGovernance.aspx. (To view the code, click on Code of Conduct.)

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

As of the end of the period covered by this report, the registrant’s Board of Directors or Trustees (“Board”) determined that the registrant has at least one “audit committee financial expert” (as defined in Item 3 of Form N-CSR) serving on its Audit Committee. The registrant’s audit committee financial experts are Carole E. Stone and Jack B. Evans, who are “independent” for purposes of Item 3 of Form N-CSR.

Ms. Stone served for five years as Director of the New York State Division of the Budget. As part of her role as Director, Ms. Stone was actively involved in overseeing the development of the State’s operating, local assistance and capital budgets, its financial plan and related documents; overseeing the development of the State’s bond-related disclosure documents and certifying that they fairly presented the State’s financial position; reviewing audits of various State and local agencies and programs; and coordinating the State’s system of internal audit and control. Prior to serving as Director, Ms. Stone worked as a budget analyst/examiner with increasing levels of responsibility over a 30 year period, including approximately five years as Deputy Budget Director. Ms. Stone has also served as Chair of the New York State Racing Association Oversight Board, as Chair of the Public Authorities Control Board, as a Commissioner on the New York State Commission on Public Authority Reform and as a member of the Boards of Directors of several New York State public authorities. These positions have involved overseeing operations and finances of certain entities and assessing the adequacy of project/entity financing and financial reporting. Currently, Ms. Stone is on the Board of Directors of CBOE Holdings, Inc., of the Chicago Board Options Exchange, and of C2 Options Exchange. Ms. Stone’s position on the boards of these entities and as a member of both CBOE Holdings’ Audit Committee and its Finance Committee has involved, among other things, the oversight of audits, audit plans and preparation of financial statements.

Mr. Evans was formerly President and Chief Operating Officer of SCI Financial Group, Inc., a full service registered broker-dealer and registered investment adviser (“SCI”). As part of his role as President and Chief Operating Officer, Mr. Evans actively supervised the Chief Financial Officer (the “CFO”) and actively supervised the CFO’s preparation of financial statements and other filings with various regulatory authorities. In such capacity, Mr. Evans was actively involved in the preparation of SCI’s financial statements and the resolution of issues raised in connection therewith. Mr. Evans has also served on the audit committee of various reporting companies. At such companies, Mr. Evans was involved in the oversight of audits, audit plans, and the preparation of financial statements. Mr. Evans also formerly chaired the audit committee of the Federal Reserve Bank of Chicago.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

The following tables show the amount of fees that KPMG LLP, the Fund’s auditor, billed to the Fund during the Fund’s last two full fiscal years. For engagements with KPMG LLP the Audit Committee approved in advance all audit services and non-audit services that KPMG LLP provided to the Fund, except for those non-audit services that were subject to the pre-approval exception under Rule 2-01 of Regulation S-X (the “pre-approval exception”). The pre-approval exception for services provided directly to the Fund waives the pre-approval requirement for services other than audit, review or attest services if: (A) the aggregate amount of all such services provided constitutes no more than 5% of the total amount of revenues paid by the Fund to its accountant during the fiscal year in which the services are provided; (B) the Fund did not recognize the services as non-audit services at the time of the engagement; and (C) the services are promptly brought to the Audit Committee’s attention, and the Committee (or its delegate) approves the services before the audit is completed.

The Audit Committee has delegated certain pre-approval responsibilities to its Chairman (or, in his absence, any other member of the Audit Committee).

SERVICES THAT THE FUND’S AUDITOR BILLED TO THE FUND

Fiscal Year Ended [5]	Audit Fees Billed to Fund [1]	Audit-Related Fees Billed to Fund [2]	Tax Fees Billed to Fund [3]	All Other Fees Billed to Fund [4]
December 31, 2017	$33,500	$0	$0	$0

Percentage approved pursuant to pre-approval exception	0%	0%	0%	0%

December 31, 2016	$0	$0	$0	$0

Percentage approved pursuant to pre-approval exception	0%	0%	0%	0%

1 “Audit Fees” are the aggregate fees billed for professional services for the audit of the Fund’s annual financial statements and services provided in connection with statutory and regulatory filings or engagements.

2 “Audit Related Fees” are the aggregate fees billed for assurance and related services reasonably related to the performance of the audit or review of financial statements that are not reported under “Audit Fees”. These fees include offerings related to the Fund’s common shares and leverage.

3 “Tax Fees” are the aggregate fees billed for professional services for tax advice, tax compliance, and tax planning. These fees include: all global withholding tax services; excise and state tax reviews; capital gain, tax equalization and taxable basis calculation performed by the principal accountant.

4 “All Other Fees” are the aggregate fees billed for products and services other than “Audit Fees”, “Audit-Related Fees” and “Tax Fees”. These fees represent all “Agreed-Upon Procedures” engagements pertaining to the Fund’s use of leverage.

5 Fund commenced operations on 9/26/2017

SERVICES THAT THE FUND’S AUDITOR BILLED TO THE

ADVISER AND AFFILIATED FUND SERVICE PROVIDERS

The following tables show the amount of fees billed by KPMG LLP to Nuveen Fund Advisors, LLC (formerly Nuveen Fund Advisors, Inc.) (the “Adviser”), and any entity controlling, controlled by or under common control with the Adviser that provides ongoing services to the Fund (“Affiliated Fund Service Provider”), for engagements directly related to the Fund’s operations and financial reporting, during the Fund’s last two full fiscal years.

The tables also show the percentage of fees subject to the pre-approval exception. The pre-approval exception for services provided to the Adviser and any Affiliated Fund Service Provider (other than audit, review or attest services) waives the pre-approval requirement if: (A) the aggregate amount of all such services provided constitutes no more than 5% of the total amount of revenues paid to KPMG LLP by the Fund, the Adviser and Affiliated Fund Service Providers during the fiscal year in which the services are provided that would have to be pre-approved by the Audit Committee; (B) the Fund did not recognize the services as non-audit services at the time of the engagement; and (C) the services are promptly brought to the Audit Committee’s attention, and the Committee (or its delegate) approves the services before the Fund’s audit is completed.

Fiscal Year Ended	Audit-Related Fees Billed to Adviser and Affiliated Fund Service Providers	Tax Fees Billed to Adviser and Affiliated Fund Service Providers	All Other Fees Billed to Adviser and Affiliated Fund Service Providers
December 31, 2017	$0	$0	$0

Percentage approved pursuant to pre-approval exception	0%	0%	0%

December 31, 2016	$0	$0	$0

Percentage approved pursuant to pre-approval exception	0%	0%	0%

NON-AUDIT SERVICES

The following table shows the amount of fees that KPMG LLP billed during the Fund’s last two full fiscal years for non-audit services. The Audit Committee is required to pre-approve non-audit services that KPMG LLP provides to the Adviser and any Affiliated Fund Services Provider, if the engagement related directly to the Fund’s operations and financial reporting (except for those subject to the pre-approval exception described above). The Audit Committee requested and received information from KPMG LLP about any non-audit services that KPMG LLP rendered during the Fund’s last fiscal year to the Adviser and any Affiliated Fund Service Provider. The Committee considered this information in evaluating KPMG LLP independence.

Fiscal Year Ended	Total Non-Audit Fees Billed to Fund	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (engagements related directly to the operations and financial reporting of the Fund)	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (all other engagements)	Total
December 31, 2017	$0	$0	$0	$0
December 31, 2016	$0	$0	$0	$0

“Non-Audit Fees billed to Fund” for both fiscal year ends represent “Tax Fees” and “All Other Fees” billed to Fund in their respective amounts from the previous table.

Less than 50 percent of the hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees.

Audit Committee Pre-Approval Policies and Procedures. Generally, the Audit Committee must approve (i) all non-audit services to be performed for the Fund by the Fund’s independent accountants and (ii) all audit and non-audit services to be performed by the Fund’s independent accountants for the Affiliated Fund Service Providers with respect to operations and financial reporting of the Fund. Regarding tax and research projects conducted by the independent accountants for the Fund and Affiliated Fund Service Providers (with respect to operations and financial reports of the Fund) such engagements will be (i) pre-approved by the Audit Committee if they are expected to be for amounts greater than $10,000; (ii) reported to the Audit Committee chairman for his verbal approval prior to engagement if they are expected to be for amounts under $10,000 but greater than $5,000; and (iii) reported to the Audit Committee at the next Audit Committee meeting if they are expected to be for an amount under $5,000.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

The registrant’s Board has a separately designated Audit Committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended (15 U.S.C. 78c(a)(58)(A)). As of the end of the period covered by this report, the members of the audit committee are Jack B. Evans, David J. Kundert, John K. Nelson, Carole E. Stone and Terence J. Toth.

ITEM 6. SCHEDULE OF INVESTMENTS.

(a) See Portfolio of Investments in Item 1.

(b) Not applicable.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Nuveen Fund Advisors, LLC is the registrant’s investment adviser (also referred to as the “Adviser”). The Adviser is responsible for the on-going monitoring of the Fund’s investment portfolio, managing the Fund’s business affairs and providing certain clerical, bookkeeping and administrative services. The Adviser has engaged Teachers Advisors, LLC (“Teachers Advisors” or “Sub-Adviser”) as Sub-Adviser to provide discretionary investment advisory services. As part of these services, the Adviser has delegated to the Sub-Adviser the full responsibility for proxy voting on securities held in the registrant’s portfolio and related duties in accordance with the Sub-Adviser’s policies and procedures. The Adviser periodically monitors the Sub-Adviser’s voting to ensure that it is carrying out its duties. The Sub-Adviser’s proxy voting policies and procedures are summarized as follows:

Proxy Voting Guidelines

A. Introduction

TIAA’s voting practices are guided by our mission and obligations to our participants and shareholders. As indicated in this Policy Statement, we monitor portfolio companies’ governance, social and environmental practices to ensure that boards consider these factors in the context of their strategic deliberations.

The following guidelines are intended to assist portfolio companies, participants and shareholders and other interested parties in understanding how TIAA is likely to vote on governance, compensation, social and environmental issues. The list is not exhaustive and does not necessarily represent how TIAA will vote on any particular proposal. We vote proxies in accordance to what we believe is in the best interest of our participants and shareholders. In making those decisions the Corporate Governance staff takes into account many factors, including input from our Asset Management Group and third-party research. We consider specific company context, including governance practices and financial performance. It is our belief that a one-size-fits-all approach to proxy voting is not appropriate.

We establish voting policies with respect to both management proposals and shareholder resolutions. Our proxy voting decisions with respect to shareholder resolutions may be influenced by several additional factors: (i) whether the shareholder resolution process is the appropriate means of addressing the issue; (ii) whether the resolution promotes good corporate governance and is related to economic performance and shareholder value; and (iii) whether the information and actions recommended by the resolution are reasonable and practical. In instances where we agree with the concerns raised by proponents but do not believe that the policies or actions requested are appropriate, TIAA will generally abstain on the resolution.

Where appropriate, we will accompany our vote with a letter of explanation.

B. Guidelines for board-related issues

Policy governing votes on directors:

General Policy: TIAA will generally vote in favor of the board’s nominees. However, we will consider withholding or voting against some or all directors in the following circumstances:

•	When we conclude that the actions of directors are unlawful, unethical, negligent, or do not meet fiduciary standards of care and loyalty, or are otherwise not in the best interest of shareholders. Such actions would include: issuance of backdated or spring loaded options, excessively dilutive equity grants, egregious compensation practices, unequal treatment of shareholders, adoption of inappropriate antitakeover devices, and unjustified dismissal of auditors.

•	When directors have failed to disclose, resolve or eliminate conflicts of interest that affect their decisions.

•	When less than a majority of the company’s directors are independent, by TIAA standards of independence.

•	When a director has consistently failed to attend board and committee meetings without an appropriate rationale being provided.

In cases where TIAA decides to withhold or vote against the entire board of directors, we will also abstain or vote against a provision on the proxy granting discretionary power to vote on “other business” arising at the shareholders’ meeting.

Contested elections:

General Policy: TIAA will generally vote for the candidates we believe will best represent the interests of long-term shareholders.

Majority vote for the election of directors:

General Policy: As indicated in Section IV of this Policy Statement, TIAA will generally support shareholder resolutions asking that companies amend their governance documents to provide for director election by majority vote.

Reimbursement of expenses for dissident shareholder nominees:

General Policy: TIAA will consider on a case-by-case basis shareholder resolutions asking that the company reimburse certain expenses related to the cost of dissident short-slate director campaigns or election contests.

Establish specific board committees:

General Policy: TIAA will generally vote against shareholder resolutions asking the company to establish specific board committees unless we believe specific circumstances dictate otherwise.

Annual election of directors:

General Policy: TIAA will generally support shareholder resolutions asking that each member of the board stand for reelection annually.

Cumulative voting:

General Policy: TIAA will generally not support proposals asking that shareholders be allowed to cumulate votes in director elections, as this practice may encourage the election of “special interest” directors.

C. Guidelines for other governance issues

Separation of Chairman and Chief Executive Officer:

General Policy: TIAA will generally not support shareholder resolutions asking that the roles of Chairman and CEO be separated. However we may support such resolutions where we believe that there is not a bona-fide lead independent director and the company’s corporate governance practices or business performance are materially deficient.

Ratification of auditor:

General Policy: TIAA will generally support the board’s choice of auditor and believe we should be able to do so annually. However, TIAA will consider voting against the ratification of an audit firm where non-audit fees are excessive, where the firm has been involved in conflict of interest or fraudulent activities in connection with the company’s audit, or where the auditors’ independence is questionable.

Supermajority vote requirements:

General Policy: TIAA will generally support shareholder resolutions asking for the elimination of supermajority vote requirements.

Dual-class common stock and unequal voting rights:

General Policy: TIAA will generally support shareholder resolutions asking for the elimination of dual classes of common stock with unequal voting rights or special privileges.

Right to call a special meeting:

General Policy: TIAA will generally support shareholder resolutions asking for the right to call a special meeting. However, we believe a 25% ownership level is reasonable and generally would not be supportive of proposals to lower the threshold if it is already at that level.

Right to act by written consent:

General Policy: TIAA will consider on a case-by-case basis shareholder resolutions asking that they be granted the ability to act by written consent.

Antitakeover devices (Poison Pills):

General Policy: TIAA will consider on a case-by-case basis proposals relating to the adoption or rescission of anti-takeover devices with attention to the following criteria:

•	Whether the company has demonstrated a need for antitakeover protection;

•	Whether the provisions of the device are in line with generally accepted governance principles;

•	Whether the company has submitted the device for shareholder approval; and

•	Whether the proposal arises in the context of a takeover bid or contest for control.

TIAA will generally support shareholder resolutions asking to rescind or put to a shareholder vote antitakeover devices that were adopted without shareholder approval.

Reincorporation:

General Policy: TIAA will evaluate on a case-by-case basis proposals for reincorporation taking into account the intention of the proposal, established laws of the new domicile and jurisprudence of the target domicile. We will not support the proposal if we believe the intention is to take advantage of laws or judicial interpretations that provide antitakeover protection or otherwise reduce shareholder rights.

D. Guidelines for compensation issues

Equity-based compensation plans:

General Policy: TIAA will review equity-based compensation plans on a case-by-case basis, giving closer scrutiny to companies where plans include features that are not performance-based or where total potential dilution from equity compensation exceeds 10%. As a practical matter, we recognize that more dilutive broad-based plans may be appropriate for human-capital intensive industries and for small- or mid-capitalization firms and start-up companies.

We generally note the following red flags when evaluating executive compensation:

•	Excessive Equity Grants: TIAA will examine a company’s past grants to determine the rate at which shares are being issued. We will also seek to ensure that equity is being offered to more than just the top executives at the company. A pattern of excessive grants can indicate failure by the board to properly monitor executive compensation and its costs.

•	Lack of Minimum Vesting Requirements: TIAA believes that companies should establish minimum vesting guidelines for senior executives who receive stock grants. Vesting requirements help influence executives to focus on maximizing the company’s long-term performance rather than managing for short-term gain.

•	Undisclosed or Inadequate Performance Metrics: TIAA believes that performance goals for equity grants should be disclosed meaningfully. Performance hurdles should not be too easily attainable. Disclosure of these metrics should enable shareholders to assess whether the equity plan will drive long-term value creation.

•	Misalignment of Interests: TIAA supports equity ownership requirements for senior executives and directors to align their interests with those of shareholders.

•	Reload Options: TIAA will generally not support “reload” options that are automatically replaced at market price following exercise of initial grants. Reload options can lead to excessive dilution and overgenerous benefits and allow recipients to lock in increases in stock price that occur over the duration of the option plan with no attendant risk.

•	Mega Grants: TIAA will generally not support mega grants. A company’s history of such excessive grant practices may prompt TIAA to vote against the stock plans and the directors who approve them. Mega grants include equity grants that are excessive in relation to other forms of compensation or to the compensation of other employees and grants that transfer disproportionate value to senior executives without relation to their performance.

•	Undisclosed or Inappropriate Option Pricing: TIAA will generally not support plans that fail to specify exercise prices or that establish exercise prices below fair market value on the date of grant.

•	Repricing Options: TIAA will generally not support plans that authorize repricing. However, we will consider on a case-by-case basis management proposals seeking shareholder approval to reprice options. We are more likely to vote in favor of repricing in cases where the company excludes named executive officers and board members and ties the repricing to a significant reduction in the number of options.

•	Excess Discretion: TIAA will generally not support plans where significant terms of awards—such as coverage, option price, or type of awards—are unspecified, or where the board has too much discretion to override minimum vesting and/or performance requirements.

•	Evergreen Features: TIAA will generally not support option plans that contain evergreen features which reserve a specified percentage of outstanding shares for award each year and lack a termination date. Evergreen features can undermine control of stock issuance and lead to excessive dilution.

Shareholder resolutions on executive compensation:

General Policy: TIAA will consider on a case-by-case basis shareholder resolutions related to specific compensation practices. Generally, we believe specific practices are the purview of the board.

Advisory vote on compensation disclosure:

General Policy: TIAA prefers that companies offer an annual non-binding vote on executive compensation (“say on pay”). In absence of an annual vote, companies should clearly articulate the rationale behind offering the vote less frequently. We will consider on a case-by-case basis advisory votes on executive compensation proposals with reference to our compensation disclosure principles noted in Section IV of this Policy Statement.

Golden parachutes:

General Policy: TIAA will vote on a case-by-case basis on golden parachute proposals taking into account the structure of the agreement and the circumstances of the situation. However, we would prefer to see a double trigger on all change of control agreements.

E. Guidelines for environmental and social issues

As indicated in Section V, TIAA will generally support shareholder resolutions seeking reasonable disclosure of the environmental or social impact of a company’s policies, operations or products. We believe that a company’s management and directors have the responsibility to determine the strategic impact of environmental and social issues and that they should disclose to shareholders how they are dealing with these issues.

Global climate change:

General Policy: TIAA will generally support reasonable shareholder resolutions seeking disclosure of greenhouse gas emissions, the impact of climate change on a company’s business activities and products and strategies designed to reduce the company’s long-term impact on the global climate.

Use of natural resources:

General Policy: TIAA will generally support reasonable shareholder resolutions seeking disclosure or reports relating to a company’s use of natural resources, the impact on its business of declining resources and its plans to improve the efficiency of its use of natural resources.

Impact on ecosystems:

General Policy: TIAA will generally support reasonable shareholder resolutions seeking disclosure or reports relating to a company’s initiatives to reduce any harmful impacts or other hazards that result from its operations or activities to local, regional or global ecosystems.

Global labor standards:

General Policy: TIAA will generally support reasonable shareholder resolutions seeking a review of a company’s labor standards and enforcement practices, as well as the establishment of global labor policies based upon internationally recognized standards.

Diversity and non-discrimination:

General Policies:

•	TIAA will generally support reasonable shareholder resolutions seeking disclosure or reports relating to a company’s non-discrimination policies and practices, or seeking to implement such policies, including equal employment opportunity standards.

•	TIAA will generally support reasonable shareholder resolutions seeking disclosure or reports relating to a company’s workforce and board diversity policies and practices.

Global human rights codes of conduct:

General Policy: TIAA will generally support reasonable shareholder resolutions seeking a review of a company’s human rights standards and the establishment of global human rights policies, especially regarding company operations in conflict zones or weak governance.

Corporate response to global health risks:

General Policy: TIAA will generally support reasonable shareholder resolutions seeking disclosure or reports relating to significant public health impacts resulting from company operations and products, as well as the impact of global health pandemics on the company’s operations and long-term growth.

Corporate political influence:

General Policies:

•	TIAA will generally support reasonable shareholder resolutions seeking disclosure or reports relating to a company’s political expenditures, including board oversight procedures, direct political expenditures, and contributions to third parties for the purpose of influencing election results.

•	TIAA will generally support reasonable shareholder resolutions seeking disclosure or reports relating to a company’s charitable contributions and other philanthropic activities.

•	TIAA may consider not supporting shareholder resolutions that appear to promote a political agenda that is contrary to the mission or values of TIAA or the long-term health of the corporation.

Animal welfare:

General Policy: TIAA will generally support reasonable shareholder resolutions asking for reports on the company’s impact on animal welfare.

Product responsibility:

General Policy: TIAA will generally support reasonable shareholder resolutions seeking disclosure relating to the safety and impact of a company’s products on the customers and communities it serves.

Predatory lending:

General Policy: TIAA will generally support reasonable shareholder resolutions asking companies for disclosure about the impact of lending activities on borrowers and policies designed to prevent predatory lending practices.

Tobacco:

General Policies:

•	TIAA will generally support reasonable shareholder resolutions seeking disclosure or reports relating to risks associated with tobacco use and efforts by a company to reduce exposure to tobacco products among the young or other vulnerable populations.

•	TIAA will generally not support shareholder resolutions seeking to alter the investment policies of financial institutions or to require divestment of tobacco company stocks.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Nuveen Fund Advisors, LLC is the registrant’s investment adviser (also referred to as the “Adviser”). The Adviser is responsible for the selection and on-going monitoring of the Fund’s investment portfolio, managing the Fund’s business affairs and providing certain clerical, bookkeeping and administrative services. The Adviser has engaged Nuveen Asset Management, LLC (“Nuveen Asset Management” or “Sub-Adviser”) as Sub-Adviser to provide discretionary investment advisory services. The following section provides information on the portfolio manager at the Sub-Adviser:

Item 8(a)(1).	PORTFOLIO MANAGER BIOGRAPHY

Anupam Damani (a “Portfolio Manager”) is Lead Portfolio Manager and a managing director and portfolio manager for the TIAA organization. Ms. Damani is responsible for managing international fixed income in sovereign credit, interest rate, and currency markets. She is the lead portfolio manager on the Emerging Markets Local Currency strategy, Emerging Markets High Yield strategy, and International Bond strategy. She is the co-portfolio manager for emerging markets debt blended investment strategies, including the TIAA-CREF Emerging Markets Debt strategy and the Emerging Market Debt portfolio for the General Account. She is also the sector portfolio manager for emerging and developed market sovereign exposures within TIAA multi-sector total return strategies. Previously, Ms. Damani was the sovereign research analyst for Central and Eastern Europe, Middle East and Africa regions, lead emerging markets debt trader, and portfolio manager for Eurozone Debt. She joined TIAA in 2005. Ms. Damani has over 22 years of investment experience. Prior to joining TIAA, she was a portfolio manager and trader for emerging markets debt portfolios at Citigroup for over nine years.

Katherine Renfrew (a “Portfolio Manager”) is Co-Portfolio Manager and portfolio manager for the TIAA organization. Ms. Renfrew co-manages TIAA’s Global Asset Management’s Emerging Markets Debt investment strategy and the emerging markets debt portfolios for TIAA’s General Account and for its actively managed total return funds. She is the lead portfolio manager for blended emerging markets debt strategies as well as sector specialist portfolio manager for all Emerging Markets Corporates and Quasi Sovereigns and also for all Developed Markets Quasi-Sovereigns (excluding U.S. and Canada). From 2005-2013, she served as portfolio manager for the Emerging Markets Debt strategy with responsibility for Sovereigns, Quasi-Sovereigns, and Corporates (both hard and local currency). Prior to this role from 2001 to 2005, she was the South American regional analyst and trader as well as the portfolio manager for TIAA’s Eastern Europe, Middle East and Africa (EMEA) regions. From 1998 to 2001, she was TIAA’s Asian and EMEA regional analyst and trader. Before joining the Emerging Markets team, she was a member of TIAA’s Structured Finance team in which she analyzed and invested in a variety of asset-backed securitization products. She joined TIAA in 1997. Ms. Renfrew has 24 years of investment experience, including her role as a fixed-income securities analyst at MONY Capital Management. In addition, she worked for 2 years as a financial analyst at Mattel Toys.

Item 8(a)(2).	OTHER ACCOUNTS MANAGED BY PORTFOLIO MANAGERS

In addition to serving as a portfolio manager to the Fund, Ms. Damani is also primarily responsible for the day-to-day portfolio management of the following accounts. Information is provided as of December 31, 2017.

(a) Registered Investment Companies
Number of accounts	2
Assets	$637 million

(b) Other pooled accounts
Non-performance fee accounts
Number of accounts	1
Assets	$36 million

Performance fee accounts
Number of accounts	0
Assets	0

(c) Other
Non-performance fee accounts
Number of accounts	0
Assets	0
Performance fee accounts
Number of accounts	0
Assets	0

In addition to serving as a portfolio manager to the Fund, Ms. Renfrew is also primarily responsible for the day-to-day portfolio management of the following accounts. Information is provided as of December 31, 2017.

(a) Registered Investment Companies
Number of accounts	1
Assets	$378 million

(b) Other pooled accounts
Non-performance fee accounts
Number of accounts	1
Assets	$36 million
Performance fee accounts
Number of accounts	0
Assets	0

(c) Other
Non-performance fee accounts
Number of accounts	0
Assets	0
Performance fee accounts
Number of accounts	0
Assets	0

POTENTIAL MATERIAL CONFLICTS OF INTEREST

Portfolio Managers of the Fund may also manage other registered investment companies or unregistered investment pools and investment accounts, including accounts for TIAA, its affiliated investment advisers, including Teachers Advisors, or other client or proprietary accounts (collectively, “Accounts”), which may raise potential conflicts of interest. Teachers Advisors has put in place policies and procedures designed to mitigate any such conflicts. Additionally, TIAA or its affiliates, including Teachers Advisors, may be involved in certain investment opportunities that have the effect of restricting or limiting the Fund’s participation in such investment opportunities.

TIAA or its affiliates, including Teachers Advisors, sponsor an array of financial products for retirement and other investment goals, and provide services worldwide to a diverse customer base. Accordingly, from time to time, the Fund may be restricted from purchasing or selling securities, or from engaging in other investment activities because of regulatory, legal or contractual restrictions that arise due to an Account’s investments and/or the internal policies of TIAA or its affiliates, including Teachers Advisors, designed to comply with such restrictions. As a result, there may be periods, for example, when

Teachers Advisors will not initiate or recommend certain types of transactions in certain securities or instruments with respect to which investment limits have been reached.

The investment activities of TIAA or its affiliates, including Teachers Advisors, may also limit the investment strategies and rights of the Fund. For example, in certain circumstances where the Fund invests in securities issued by companies that operate in certain emerging or international markets, or are subject to corporate or regulatory ownership definitions, or invest in certain futures and derivative transactions, there may be limits on the aggregate amount invested by TIAA or its affiliates, including Teachers Advisors, for the Fund and Accounts that may not be exceeded without the grant of a license or other regulatory or corporate consent. If certain aggregate ownership thresholds are reached or certain transactions undertaken, the ability of Teachers Advisors, on behalf of the Fund or Accounts, to purchase or dispose of investments or exercise rights or undertake business transactions may be restricted by regulation or otherwise impaired. As a result, Teachers Advisors, on behalf of the Fund or Accounts, may limit purchases, sell existing investments, or otherwise restrict or limit the exercise of rights (including voting rights) when Teachers Advisors, in its sole discretion, deems it appropriate in light of potential regulatory or other restrictions on ownership or other consequences resulting from reaching investment thresholds.

Conflicting Positions. Investment decisions made for the Fund may differ from, and may conflict with, investment decisions made by Teachers Advisors or any of its affiliated investment advisers for Accounts due to differences in investment objectives, investment strategies, account benchmarks, client risk profiles and other factors. As a result of such differences, if an Account were to sell a significant position in a security while the Fund maintained its position in that security, the market price of such security could decrease and adversely impact the Fund’s performance. In the case of a short sale, the selling Account would benefit from any decrease in price.

Conflicts may also arise in cases where one or more funds or Accounts are invested in different parts of an issuer’s capital structure. For example, a fund (or an Account) could acquire debt obligations of a company while an Account (or a fund) acquires an equity investment in the same company. In negotiating the terms and conditions of any such investments, Teachers Advisors (or, in the case of an Account, an affiliated investment adviser) may find that the interests of the debt-holding fund (or Account) and the equity-holding Account (or fund) may conflict. If that issuer encounters financial problems, decisions over the terms of the workout could raise conflicts of interest (including, for example, conflicts over proposed waivers and amendments to debt covenants). For example, a debt holding fund (or Account) may be better served by a liquidation of an issuer in which they could be paid in full, while equity holding Account (or fund) might prefer a reorganization of the issuer that would have the potential to retain value for the equity holder. As another example, holders of an issuer’s senior securities may be able to act to direct cash flows away from junior security holders, and both the junior and senior security holders may be a fund (or an Account). Any of the foregoing conflicts of interest will be discussed and resolved on a case-by-case basis pursuant to policies and procedures designed to mitigate any such conflicts. Any such discussions will factor in the interests of the relevant parties and applicable laws and regulations. Teachers Advisors may seek to avoid such conflicts, and, as a result, Teachers Advisors may choose not to make such investments on behalf of the Fund, which may adversely affect the Fund’s performance if similarly attractive opportunities are not available or identified.

Allocation of Investment Opportunities. Even where Accounts have similar investment mandates as the Fund, Teachers Advisors may determine that investment opportunities, strategies or particular purchases or sales are appropriate for one or more Accounts, but not for the Fund, or are appropriate for the Fund but in different amounts, terms or timing than is appropriate for an Account. As a result, the amount, terms or timing of an investment by the Fund may differ from, and performance may be lower than, investments and performance of an Account.

Aggregation and Allocation of Orders. Teachers Advisors may aggregate orders of the Fund and Accounts, in each case consistent with Teachers Advisors’ policy to seek best execution for all orders. Although aggregating orders is a common means of reducing transaction costs for participating Accounts and the Fund, Teachers Advisors may be perceived as causing the Fund or Account to participate in an aggregated transaction in order to increase Teachers Advisors’ overall allocation of securities in that transaction or future transactions. Allocations of aggregated trades may also be perceived as creating an incentive for Teachers Advisors to disproportionately allocate securities expected to increase in value to certain Accounts at the expense of the Fund.

Teachers Advisors has adopted procedures designed to mitigate the foregoing conflicts of interest by treating each fund and Account it advises fairly and equitably over time in the allocation of investment opportunities and the aggregation and allocation of orders. The procedures also are designed to mitigate conflicts in potentially inconsistent trading and provide guidelines for trading priority. Moreover, Teachers Advisors’ trading activities are subject to supervisory review and compliance monitoring to help address and mitigate conflicts of interest and ensure that the Fund and Accounts are being treated fairly and equitably over time. For example, in allocating investment opportunities, a Portfolio Manager considers an Account’s or the Fund’s investment objectives, investment restrictions, cash position, need for liquidity, sector concentration and other objective criteria. In addition, orders for the same single security are generally aggregated with other orders for the same single security received at the same time. If aggregated orders are fully executed, each participating Account and the Fund is allocated its pro rata share on an average price and trading cost basis. In the event the order is only partially filled, each participating Account and the Fund receive a pro rata share. Portfolio Managers are also subject to restrictions on potentially inconsistent trading of single securities, although a Portfolio Manager may sell a single security short if the security is included in an Account’s or fund’s benchmark and the Portfolio Manager is underweight in that security relative to the applicable Account’s or fund’s benchmark. Moreover, the procedures set forth guidelines under which trading for long sales of single securities over short sales of the same or closely related securities are monitored to ensure that the trades are treated fairly and equitably. Additionally, the Fund’s Portfolio Managers’ decisions for executing those trades are also monitored.

Item 8(a)(3).	FUND MANAGER COMPENSATION

Fixed-income Portfolio Managers are compensated through a combination of base salary, annual performance awards, and long-term compensation awards. Currently, the annual performance awards and long-term compensation awards are determined by investment performance ratings, which reflect investment performance using risk-adjusted returns and Morningstar ranking (60%), manager-subjective ratings (25%), and internal peer review (15%).

The variable component of a Portfolio Manager’s compensation is remunerated as: (1) a current year cash bonus; and (2) a long-term performance award, which is on a 3-year cliff vesting cycle. Fifty percent (50%) of the long-term award is based on the account(s) managed by the Portfolio Manager during the 3-year vesting period, while the value of the remainder of the long-term award is based on the performance of the TIAA organization as a whole.

Risk-adjusted investment performance is calculated, where records are available, over one, three, and five years, each ending December 31. For each year, the gross excess return (on a before-tax basis) of a Portfolio Manager’s mandate(s) is calculated versus each mandate’s assigned benchmark. For managers with less than a 5-year track record, there is a 40% weighting for the 1-year return and a 60% weighting for the 3-year return. An Information Ratio is then calculated utilizing the gross excess return in the numerator and the 52-week realized Active Risk (tracking error), in the denominator to generate risk adjusted investment performance. Investment performance relative to industry peers is evaluated using Morningstar percentile rankings with equal weighting to each of the 1-, 3-, and 5-year rankings.

Utilizing the three variables discussed above (investment performance, manager assessment and internal peer ratings), total compensation is calculated and then compared to the compensation data obtained from surveys that include comparable investment firms. It should be noted that the total compensation can be increased or decreased based on the performance of the fixed-income group as a unit and the relative success of the TIAA organization in achieving its financial and operational objectives.

Item 8(a)(4).	OWNERSHIP OF JEMD SECURITIES AS OF DECEMBER 31, 2017

Name of Portfolio Manager	None	$1 - $10,000	$10,001- $50,000	$50,001- $100,000	$100,001- $500,000	$500,001- $1,000,000	Over $1,000,000
Anupam Damani	X
Katherine Renfrew	X

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s Board implemented after the registrant last provided disclosure in response to this Item.

ITEM 11. CONTROLS AND PROCEDURES.

(a)	The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15 (b) under the Securities Exchange Act of 1934, as amended (the “Exchange Act”) (17 CFR 240.13a-15(b) or 240.15d-15 (b)).

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12. EXHIBITS.

File the exhibits listed below as part of this Form.

(a)(1) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit: Not applicable because the code is posted on registrant’s website at www.nuveen.com/CEF/Shareholder/FundGovernance.aspx and there were no amendments during the period covered by this report. (To view the code, click on Code of Conduct.)

(a)(2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the 1940 Act (17 CFR 270.30a-2(a)) in the exact form set forth below: Ex-99.CERT Attached hereto.

(a)(3) Any written solicitation to purchase securities under Rule 23c-1 under the 1940 Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons. Not applicable.

(b) If the report is filed under Section 13(a) or 15(d) of the Exchange Act, provide the certifications required by Rule 30a-2(b) under the 1940 Act (17 CFR 270.30a-2(b)); Rule 13a-14(b) or Rule 15d-14(b) under the Exchange Act (17 CFR 240.13a-14(b) or 240.15d-14(b)), and Section 1350 of Chapter 63 of Title 18 of the United States Code (18 U.S.C. 1350) as an exhibit. A certification furnished pursuant to this paragraph will not be deemed “filed” for purposes of Section 18 of the Exchange Act (15 U.S.C. 78r), or otherwise subject to the liability of that section. Such certification will not be deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Exchange Act, except to the extent that the registrant specifically incorporates it by reference. Ex-99.906 CERT attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Nuveen Emerging Markets Debt 2022 Target Term Fund

By (Signature and Title)	/s/ Gifford R. Zimmerman
Gifford R. Zimmerman
Vice President and Secretary

Date: March 8, 2018

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ Cedric H. Antosiewicz
Cedric H. Antosiewicz
Chief Administrative Officer
(principal executive officer)

Date: March 8, 2018

By (Signature and Title)	/s/ Stephen D. Foy
Stephen D. Foy
Vice President and Controller
(principal financial officer)

Date: March 8, 2018